Supplemental Information
Second Quarter 2012

This information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(Dollars in millions, except per share information; shares in thousands)
	Six Months Ended June 30		Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011
	2012	2011
Income statement
Net interest income	$20,394	$23,425	$9,548	$10,846	$10,701	$10,490	$11,246
Noninterest income	23,852	16,688	12,420	11,432	14,187	17,963	1,990
Total revenue, net of interest expense	44,246	40,113	21,968	22,278	24,888	28,453	13,236
Provision for credit losses	4,191	7,069	1,773	2,418	2,934	3,407	3,255
Goodwill impairment	—	2,603	—	—	581	—	2,603
Merger and restructuring charges	—	361	—	—	101	176	159
All other noninterest expense (1)	36,189	40,175	17,048	19,141	18,840	17,437	20,094
Income tax expense (benefit)	750	(3,318)	684	66	441	1,201	(4,049)
Net income (loss)	3,116	(6,777)	2,463	653	1,991	6,232	(8,826)
Preferred stock dividends	690	611	365	325	407	343	301
Net income (loss) applicable to common shareholders	2,426	(7,388)	2,098	328	1,584	5,889	(9,127)
Diluted earnings (loss) per common share (2)	0.22	(0.73)	0.19	0.03	0.15	0.56	(0.90)
Average diluted common shares issued and outstanding (2)	11,509,945	10,085,479	11,556,011	10,761,917	11,124,523	10,464,395	10,094,928
Dividends paid per common share	$0.02	$0.02	$0.01	$0.01	$0.01	$0.01	$0.01

Performance ratios
Return on average assets	0.29%	n/m	0.45%	0.12%	0.36%	1.07%	n/m
Return on average common shareholders' equity	2.26	n/m	3.89	0.62	3.00	11.40	n/m
Return on average tangible common shareholders' equity (3)	3.47	n/m	5.95	0.95	4.72	18.30	n/m
Return on average tangible shareholders' equity (3)	3.94	n/m	6.16	1.67	5.20	17.03	n/m

At period end
Book value per share of common stock	$20.16	$20.29	$20.16	$19.83	$20.09	$20.80	$20.29
Tangible book value per share of common stock (3)	13.22	12.65	13.22	12.87	12.95	13.22	12.65
Market price per share of common stock:
Closing price	$8.18	$10.96	$8.18	$9.57	$5.56	$6.12	$10.96
High closing price for the period	9.93	15.25	9.68	9.93	7.35	11.09	13.72
Low closing price for the period	5.80	10.50	6.83	5.80	4.99	6.06	10.50
Market capitalization	88,155	111,060	88,155	103,123	58,580	62,023	111,060

Number of banking centers - U.S.	5,594	5,742	5,594	5,651	5,702	5,715	5,742
Number of branded ATMs - U.S.	16,220	17,817	16,220	17,255	17,756	17,752	17,817
Full-time equivalent employees	275,460	288,084	275,460	278,688	281,791	288,739	288,084

(1)	Excludes merger and restructuring charges and goodwill impairment charges.

(2)
Due to a net loss applicable to common shareholders for the second quarter of 2011, the impact of antidilutive equity instruments was excluded from diluted earnings per share and average diluted common shares.

(3)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate non-GAAP financial measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions, except per share information)

Fully taxable-equivalent (FTE) basis data (1)

	Six Months Ended June 30		Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011
	2012	2011
Net interest income	$20,835	$23,890	$9,782	$11,053	$10,959	$10,739	$11,493
Total revenue, net of interest expense	44,687	40,578	22,202	22,485	25,146	28,702	13,483
Net interest yield (2)	2.36%	2.58%	2.21%	2.51%	2.45%	2.32%	2.50%
Efficiency ratio	80.98	n/m	76.79	85.13	77.64	61.37	n/m

Performance ratios, excluding goodwill impairment charges (3, 4)

		Six Months Ended June 30, 2011			Fourth Quarter 2011		Second Quarter 2011

Per common share information
Earnings (loss)		$(0.48)			$0.21		$(0.65)
Diluted earnings (loss)		(0.48)			0.20		(0.65)
Efficiency ratio (FTE basis)		n/m			75.33%		n/m
Return on average assets		n/m			0.46		n/m
Return on average common shareholders’ equity		n/m			4.10		n/m
Return on average tangible common shareholders’ equity		n/m			6.46		n/m
Return on average tangible shareholders’ equity		n/m			6.72		n/m

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)
Calculation includes fees earned on overnight deposits placed with the Federal Reserve of $99 million and $112 million for the six months ended June 30, 2012 and 2011; $52 million and $47 million for the second and first quarters of 2012, and $36 million, $38 million and $49 million for the fourth, third and second quarters of 2011, respectively. For more information, see Quarterly and Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis on pages 10-11 and 12-13.

(3)
Performance ratios, excluding goodwill impairment charges, are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(4)	There were no goodwill impairment charges for the second and first quarters of 2012, and the third quarter of 2011.

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(Dollars in millions, except per share information; shares in thousands)
	Six Months Ended June 30		Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011
	2012	2011
Interest income
Loans and leases	$19,917	$23,249	$9,744	$10,173	$10,512	$11,205	$11,320
Debt securities	4,627	5,557	1,902	2,725	2,235	1,729	2,675
Federal funds sold and securities borrowed or purchased under agreements to resell	820	1,114	360	460	449	584	597
Trading account assets	2,598	3,164	1,246	1,352	1,297	1,500	1,538
Other interest income	1,491	1,886	740	751	920	835	918
Total interest income	29,453	34,970	13,992	15,461	15,413	15,853	17,048

Interest expense
Deposits	1,068	1,682	519	549	616	704	843
Short-term borrowings	1,824	2,525	943	881	921	1,153	1,341
Trading account liabilities	925	1,254	448	477	411	547	627
Long-term debt	5,242	6,084	2,534	2,708	2,764	2,959	2,991
Total interest expense	9,059	11,545	4,444	4,615	4,712	5,363	5,802
Net interest income	20,394	23,425	9,548	10,846	10,701	10,490	11,246

Noninterest income
Card income	3,035	3,795	1,578	1,457	1,478	1,911	1,967
Service charges	3,846	4,044	1,934	1,912	1,982	2,068	2,012
Investment and brokerage services	5,723	6,110	2,847	2,876	2,694	3,022	3,009
Investment banking income	2,363	3,262	1,146	1,217	1,013	942	1,684
Equity investment income	1,133	2,687	368	765	3,227	1,446	1,212
Trading account profits	3,839	4,813	1,764	2,075	280	1,604	2,091
Mortgage banking income (loss)	3,271	(12,566)	1,659	1,612	2,119	1,617	(13,196)
Insurance income (loss)	67	1,013	127	(60)	143	190	400
Gains on sales of debt securities	1,152	1,445	400	752	1,192	737	899
Other income (loss)	(531)	2,218	603	(1,134)	140	4,511	1,957
Other-than-temporary impairment losses on available-for-sale debt securities:
Total other-than-temporary impairment losses	(62)	(157)	(13)	(51)	(127)	(114)	(63)
Less: Portion of other-than-temporary impairment losses recognized in other comprehensive income	16	24	7	11	46	29	18
Net impairment losses recognized in earnings on available-for-sale debt securities	(46)	(133)	(6)	(40)	(81)	(85)	(45)
Total noninterest income	23,852	16,688	12,420	11,432	14,187	17,963	1,990
Total revenue, net of interest expense	44,246	40,113	21,968	22,278	24,888	28,453	13,236

Provision for credit losses	4,191	7,069	1,773	2,418	2,934	3,407	3,255

Noninterest expense
Personnel	18,917	19,339	8,729	10,188	8,761	8,865	9,171
Occupancy	2,259	2,434	1,117	1,142	1,131	1,183	1,245
Equipment	1,157	1,199	546	611	525	616	593
Marketing	914	1,124	449	465	523	556	560
Professional fees	1,705	1,412	922	783	1,032	937	766
Amortization of intangibles	640	767	321	319	365	377	382
Data processing	1,548	1,338	692	856	688	626	643
Telecommunications	817	762	417	400	386	405	391
Other general operating	8,232	11,800	3,855	4,377	5,429	3,872	6,343
Goodwill impairment	—	2,603	—	—	581	—	2,603
Merger and restructuring charges	—	361	—	—	101	176	159
Total noninterest expense	36,189	43,139	17,048	19,141	19,522	17,613	22,856
Income (loss) before income taxes	3,866	(10,095)	3,147	719	2,432	7,433	(12,875)
Income tax expense (benefit)	750	(3,318)	684	66	441	1,201	(4,049)
Net income (loss)	$3,116	$(6,777)	$2,463	$653	$1,991	$6,232	$(8,826)
Preferred stock dividends	690	611	365	325	407	343	301
Net income (loss) applicable to common shareholders	$2,426	$(7,388)	$2,098	$328	$1,584	$5,889	$(9,127)

Per common share information
Earnings (loss)	$0.23	$(0.73)	$0.19	$0.03	$0.15	$0.58	$(0.90)
Diluted earnings (loss) (1)	0.22	(0.73)	0.19	0.03	0.15	0.56	(0.90)
Dividends paid	0.02	0.02	0.01	0.01	0.01	0.01	0.01
Average common shares issued and outstanding	10,714,881	10,085,479	10,775,695	10,651,367	10,281,397	10,116,284	10,094,928
Average diluted common shares issued and outstanding (1)	11,509,945	10,085,479	11,556,011	10,761,917	11,124,523	10,464,395	10,094,928

(1)
Due to a net loss applicable to common shareholders for the second quarter of 2011, the impact of antidilutive equity instruments was excluded from diluted earnings per share and average diluted common shares.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011
	2012	2011
Net income (loss)	$3,116	$(6,777)	$2,463	$653	$1,991	$6,232	$(8,826)
Other comprehensive income, net of tax:
Net change in available-for-sale debt and marketable equity securities	606	754	1,530	(924)	(2,866)	(2,158)	593
Net change in derivatives	301	(66)	(81)	382	281	(764)	(332)
Employee benefit plan adjustments	1,031	138	79	952	(648)	66	63
Net change in foreign currency translation adjustments	(1)	33	(32)	31	(133)	(8)	6
Other comprehensive income (loss)	1,937	859	1,496	441	(3,366)	(2,864)	330
Comprehensive income (loss)	$5,053	$(5,918)	$3,959	$1,094	$(1,375)	$3,368	$(8,496)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	June 30 2012	March 31 2012	June 30 2011
Assets
Cash and cash equivalents	$123,717	$128,792	$119,527
Time deposits placed and other short-term investments	22,350	20,479	20,291
Federal funds sold and securities borrowed or purchased under agreements to resell	226,116	225,784	235,181
Trading account assets	204,725	209,775	196,939
Derivative assets	59,939	59,051	66,598
Debt securities:
Available-for-sale	300,049	297,040	330,871
Held-to-maturity, at cost	35,168	34,205	181
Total debt securities	335,217	331,245	331,052
Loans and leases	892,315	902,294	941,257
Allowance for loan and lease losses	(30,288)	(32,211)	(37,312)
Loans and leases, net of allowance	862,027	870,083	903,945
Premises and equipment, net	12,653	13,104	13,793
Mortgage servicing rights (includes $5,708, $7,589 and $12,372 measured at fair value)	5,880	7,723	12,642
Goodwill	69,976	69,976	71,074
Intangible assets	7,335	7,696	9,176
Loans held-for-sale	13,289	12,973	20,092
Customer and other receivables	71,458	74,358	86,550
Other assets	146,172	150,410	174,459
Total assets	$2,160,854	$2,181,449	$2,261,319

Assets of consolidated VIEs included in total assets above (substantially all pledged as collateral)
Trading account assets	$8,499	$8,920	$10,746
Derivative assets	1,007	1,109	2,293
Available-for-sale debt securities	—	—	251
Loans and leases	128,385	133,742	151,928
Allowance for loan and lease losses	(4,074)	(4,509)	(6,367)
Loans and leases, net of allowance	124,311	129,233	145,561
Loans held-for-sale	2,163	1,577	1,561
All other assets	4,113	3,118	7,115
Total assets of consolidated VIEs	$140,093	$143,957	$167,527

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	June 30 2012	March 31 2012	June 30 2011
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$343,308	$338,215	$301,558
Interest-bearing	621,076	630,822	647,480
Deposits in non-U.S. offices:
Noninterest-bearing	6,871	7,240	6,555
Interest-bearing	63,970	65,034	82,815
Total deposits	1,035,225	1,041,311	1,038,408
Federal funds purchased and securities loaned or sold under agreements to repurchase	285,914	258,491	239,521
Trading account liabilities	77,458	70,414	74,989
Derivative liabilities	51,515	49,172	54,414
Commercial paper and other short-term borrowings	39,019	39,254	50,632
Accrued expenses and other liabilities (includes $574, $651 and $897 of reserve for unfunded lending commitments)	133,900	135,396	154,520
Long-term debt	301,848	354,912	426,659
Total liabilities	1,924,879	1,948,950	2,039,143
Shareholders’ equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and outstanding - 3,685,410, 3,685,410 and 3,943,660 shares	18,762	18,788	16,562
Common stock and additional paid-in capital, $0.01 par value; authorized - 12,800,000,000 shares; issued and outstanding - 10,776,869,270, 10,775,604,276 and 10,133,189,501 shares	158,001	157,973	151,567
Retained earnings	62,712	60,734	53,254
Accumulated other comprehensive income (loss)	(3,500)	(4,996)	793
Total shareholders’ equity	235,975	232,499	222,176
Total liabilities and shareholders’ equity	$2,160,854	$2,181,449	$2,261,319

Liabilities of consolidated VIEs included in total liabilities above
Commercial paper and other short-term borrowings	$4,449	$5,598	$5,421
Long-term debt	38,456	44,267	64,745
All other liabilities	1,161	978	1,127
Total liabilities of consolidated VIEs	$44,066	$50,843	$71,293

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011
Risk-based capital (1):
Tier 1 common	$134,082	$131,602	$126,690	$117,658	$114,684
Tier 1 capital	164,665	163,199	159,232	156,074	153,134
Total capital	208,936	213,480	215,101	215,596	217,986
Risk-weighted assets	1,193,422	1,220,827	1,284,467	1,359,564	1,392,747
Tier 1 common capital ratio (2)	11.24%	10.78%	9.86%	8.65%	8.23%
Tier 1 capital ratio	13.80	13.37	12.40	11.48	11.00
Total capital ratio	17.51	17.49	16.75	15.86	15.65
Tier 1 leverage ratio	7.82	7.79	7.53	7.11	6.86
Tangible equity ratio (3)	7.73	7.48	7.54	7.16	6.63
Tangible common equity ratio (3)	6.83	6.58	6.64	6.25	5.87

(1)	Reflects preliminary data for current period risk-based capital.

(2)	Tier 1 common capital ratio equals Tier 1 capital excluding preferred stock, trust preferred securities, hybrid securities and minority interest divided by risk-weighted assets.

(3)
Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 47-50.)

Capital Management
$225,000
$200,000
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
11.00%
11.48%
12.40%
13.37%
13.80%
8.23%
8.65%
9.86%
10.78%
11.24%
$153,134
$156,074
$159,232
$163,199
$164,665
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Tier 1 capital
Tier 1 capital ratio
Tier 1 common capital ratio

*Preliminary data on risk-based capital

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Net Interest Income Excluding Market-based Net Interest Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011
	2012	2011
Net interest income (FTE basis)
As reported (1)	$20,835	$23,890	$9,782	$11,053	$10,959	$10,739	$11,493
Impact of market-based net interest income (2)	(1,449)	(1,894)	(653)	(796)	(866)	(929)	(874)
Net interest income excluding market-based net interest income	$19,386	$21,996	$9,129	$10,257	$10,093	$9,810	$10,619

Average earning assets
As reported	$1,770,336	$1,857,124	$1,772,568	$1,768,105	$1,783,986	$1,841,135	$1,844,525
Impact of market-based earning assets (2)	(434,447)	(461,526)	(444,537)	(424,358)	(414,136)	(445,431)	(457,845)
Average earning assets excluding market-based earning assets	$1,335,889	$1,395,598	$1,328,031	$1,343,747	$1,369,850	$1,395,704	$1,386,680

Net interest yield contribution (FTE basis) (3)
As reported (1)	2.36%	2.58%	2.21%	2.51%	2.45%	2.32%	2.50%
Impact of market-based activities (2)	0.55	0.58	0.55	0.55	0.49	0.48	0.57
Net interest yield on earning assets excluding market-based activities	2.91%	3.16%	2.76%	3.06%	2.94%	2.80%	3.07%

(1)
Net interest income and net interest yield include fees earned on overnight deposits placed with the Federal Reserve of $99 million and $112 million for the six months ended June 30, 2012 and 2011; $52 million and $47 million for the second and first quarters of 2012, and $36 million, $38 million and $49 million for the fourth, third and second quarters of 2011, respectively.

(2)	Represents the impact of market-based amounts included in Global Markets.

(3)	Calculated on an annualized basis.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis
(Dollars in millions)
	Second Quarter 2012			First Quarter 2012			Second Quarter 2011
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (1)	$27,476	$64	0.94%	$31,404	$65	0.83%	$27,298	$106	1.56%
Federal funds sold and securities borrowed or purchased under agreements to resell	234,148	360	0.62	233,061	460	0.79	259,069	597	0.92
Trading account assets	180,694	1,302	2.89	175,778	1,399	3.19	186,760	1,576	3.38
Debt securities (2)	342,244	1,907	2.23	327,758	2,732	3.33	335,269	2,696	3.22
Loans and leases (3):
Residential mortgage	255,349	2,462	3.86	260,573	2,489	3.82	265,420	2,763	4.16
Home equity	119,657	1,090	3.66	122,933	1,164	3.80	131,786	1,261	3.83
Discontinued real estate	11,144	94	3.36	12,082	103	3.42	15,997	129	3.22
U.S. credit card	95,018	2,356	9.97	98,334	2,459	10.06	106,164	2,718	10.27
Non-U.S. credit card	13,641	396	11.68	14,151	408	11.60	27,259	760	11.18
Direct/Indirect consumer	84,198	733	3.50	88,321	801	3.65	89,403	945	4.24
Other consumer	2,565	41	6.41	2,617	40	6.24	2,745	47	6.76
Total consumer	581,572	7,172	4.95	599,011	7,464	5.00	638,774	8,623	5.41
U.S. commercial	199,644	1,742	3.51	195,111	1,756	3.62	190,479	1,827	3.85
Commercial real estate	37,627	323	3.46	39,190	339	3.48	45,762	382	3.35
Commercial lease financing	21,446	216	4.02	21,679	272	5.01	21,284	235	4.41
Non-U.S. commercial	59,209	369	2.50	58,731	391	2.68	42,214	339	3.22
Total commercial	317,926	2,650	3.35	314,711	2,758	3.52	299,739	2,783	3.72
Total loans and leases	899,498	9,822	4.38	913,722	10,222	4.49	938,513	11,406	4.87
Other earning assets	88,508	719	3.26	86,382	743	3.46	97,616	866	3.56
Total earning assets (4)	1,772,568	14,174	3.21	1,768,105	15,621	3.55	1,844,525	17,247	3.75
Cash and cash equivalents (1)	116,025	52		112,512	47		115,956	49
Other assets, less allowance for loan and lease losses	305,970			306,557			378,629
Total assets	$2,194,563			$2,187,174			$2,339,110

(1)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Corporation’s Consolidated Balance Sheet presentation of these deposits. Net interest income and net interest yield are calculated excluding these fees.

(2)	Yields on available-for-sale debt securities are calculated based on fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.

(3)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Second Quarter 2012	First Quarter 2012	Second Quarter 2011
Federal funds sold and securities borrowed or purchased under agreements to resell	$36	$51	$43
Trading account assets	—	—	(88)
Debt securities	(386)	(140)	(681)
U.S. commercial	(16)	(16)	(11)
Non-U.S. commercial	—	(1)	(2)
Net hedge expenses on assets	$(366)	$(106)	$(739)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Second Quarter 2012			First Quarter 2012			Second Quarter 2011
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$42,394	$14	0.13%	$40,543	$14	0.14%	$41,668	$31	0.30%
NOW and money market deposit accounts	460,788	188	0.16	458,649	186	0.16	478,690	304	0.25
Consumer CDs and IRAs	96,858	171	0.71	100,044	194	0.78	113,728	281	0.99
Negotiable CDs, public funds and other deposits	21,661	35	0.65	22,586	36	0.64	13,842	42	1.22
Total U.S. interest-bearing deposits	621,701	408	0.26	621,822	430	0.28	647,928	658	0.41
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	14,598	25	0.69	18,170	28	0.62	19,234	37	0.77
Governments and official institutions	895	1	0.37	1,286	1	0.41	2,131	2	0.38
Time, savings and other	52,584	85	0.65	55,241	90	0.66	64,889	146	0.90
Total non-U.S. interest-bearing deposits	68,077	111	0.65	74,697	119	0.64	86,254	185	0.86
Total interest-bearing deposits	689,778	519	0.30	696,519	549	0.32	734,182	843	0.46
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	318,909	943	1.19	293,056	881	1.21	338,692	1,342	1.59
Trading account liabilities	84,728	448	2.13	71,872	477	2.67	96,108	627	2.62
Long-term debt	333,173	2,534	3.05	363,518	2,708	2.99	435,144	2,991	2.75
Total interest-bearing liabilities (1)	1,426,588	4,444	1.25	1,424,965	4,615	1.30	1,604,126	5,803	1.45
Noninterest-bearing sources:
Noninterest-bearing deposits	343,110			333,593			301,762
Other liabilities	189,307			196,050			198,155
Shareholders’ equity	235,558			232,566			235,067
Total liabilities and shareholders’ equity	$2,194,563			$2,187,174			$2,339,110
Net interest spread			1.96%			2.25%			2.30%
Impact of noninterest-bearing sources			0.24			0.25			0.19
Net interest income/yield on earning assets (2)		$9,730	2.20%		$11,006	2.50%		$11,444	2.49%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Second Quarter 2012	First Quarter 2012	Second Quarter 2011
NOW and money market deposit accounts	$(1)	$—	$—
Consumer CDs and IRAs	22	34	46
Negotiable CDs, public funds and other deposits	4	3	3
Banks located in non-U.S. countries	3	4	16
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	307	325	511
Long-term debt	(926)	(1,024)	(1,201)
Net hedge income on liabilities	$(591)	$(658)	$(625)

(2)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Corporation's Consolidated Balance Sheet presentation of these deposits. Net interest income and net interest yield are calculated excluding these fees.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis
(Dollars in millions)
	Six Months Ended June 30
	2012			2011
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (1)	$29,440	$129	0.88%	$29,285	$194	1.34%
Federal funds sold and securities borrowed or purchased under agreements to resell	233,604	820	0.71	243,311	1,114	0.92
Trading account assets	178,236	2,701	3.04	203,806	3,245	3.21
Debt securities (2)	335,001	4,639	2.77	335,556	5,613	3.35
Loans and leases (3):
Residential mortgage	257,961	4,951	3.84	263,744	5,644	4.28
Home equity	121,295	2,254	3.73	133,926	2,596	3.90
Discontinued real estate	11,613	197	3.39	14,457	239	3.31
U.S. credit card	96,676	4,815	10.02	108,042	5,555	10.37
Non-U.S. credit card	13,896	804	11.64	27,445	1,539	11.31
Direct/Indirect consumer	86,259	1,534	3.58	89,748	1,938	4.36
Other consumer	2,592	81	6.33	2,748	92	6.75
Total consumer	590,292	14,636	4.98	640,110	17,603	5.53
U.S. commercial	197,377	3,498	3.56	190,914	3,753	3.96
Commercial real estate	38,408	662	3.47	47,053	819	3.51
Commercial lease financing	21,563	488	4.52	21,458	557	5.18
Non-U.S. commercial	58,970	760	2.59	39,203	638	3.28
Total commercial	316,318	5,408	3.44	298,628	5,767	3.89
Total loans and leases	906,610	20,044	4.44	938,738	23,370	5.01
Other earning assets	87,445	1,462	3.36	106,428	1,788	3.39
Total earning assets (4)	1,770,336	29,795	3.38	1,857,124	35,324	3.84
Cash and cash equivalents (1)	114,268	99		127,037	112
Other assets, less allowance for loan and lease losses	306,264			354,665
Total assets	$2,190,868			$2,338,826

(1)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Corporation’s Consolidated Balance Sheet presentation of these deposits. Net interest income and net interest yield in the table are calculated excluding these fees.

(2)	Yields on available-for-sale debt securities are calculated based on fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.

(3)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	2012	2011
Federal funds sold and securities borrowed or purchased under agreements to resell	$87	$98
Trading account assets	—	(158)
Debt securities	(526)	(1,043)
U.S. commercial	(32)	(22)
Non-U.S. commercial	(1)	(2)
Net hedge expenses on assets	$(472)	$(1,127)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Six Months Ended June 30
	2012			2011
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$41,468	$28	0.13%	$40,294	$63	0.32%
NOW and money market deposit accounts	459,718	374	0.16	477,330	620	0.26
Consumer CDs and IRAs	98,451	365	0.75	116,004	581	1.01
Negotiable CDs, public funds and other deposits	22,125	71	0.64	13,918	81	1.17
Total U.S. interest-bearing deposits	621,762	838	0.27	647,546	1,345	0.42
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	16,384	53	0.65	20,378	75	0.74
Governments and official institutions	1,091	2	0.40	2,219	4	0.36
Time, savings and other	53,912	175	0.65	62,673	258	0.83
Total non-U.S. interest-bearing deposits	71,387	230	0.65	85,270	337	0.80
Total interest-bearing deposits	693,149	1,068	0.31	732,816	1,682	0.46
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	305,981	1,824	1.20	355,042	2,526	1.43
Trading account liabilities	78,300	925	2.38	90,044	1,254	2.81
Long-term debt	348,346	5,242	3.02	437,812	6,084	2.80
Total interest-bearing liabilities (1)	1,425,776	9,059	1.28	1,615,714	11,546	1.44
Noninterest-bearing sources:
Noninterest-bearing deposits	338,351			296,762
Other liabilities	192,679			193,420
Shareholders’ equity	234,062			232,930
Total liabilities and shareholders’ equity	$2,190,868			$2,338,826
Net interest spread			2.10%			2.40%
Impact of noninterest-bearing sources			0.25			0.17
Net interest income/yield on earning assets (2)		$20,736	2.35%		$23,778	2.57%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased(decreased) interest expense on:

	2012	2011
NOW and money market deposit accounts	$(1)	$(1)
Consumer CDs and IRAs	56	93
Negotiable CDs, public funds and other deposits	7	7
Banks located in non-U.S. countries	7	34
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	632	956
Long-term debt	(1,950)	(2,335)
Net hedge income on liabilities	$(1,249)	$(1,246)

(2)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Corporation's Consolidated Balance Sheet presentation of these deposits. Net interest income and net interest yield are calculated excluding these fees.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Debt Securities and Available-for-Sale Marketable Equity Securities
(Dollars in millions)
	June 30, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$30,034	$237	$(440)	$29,831
Mortgage-backed securities:
Agency	189,167	5,075	(51)	194,191
Agency collateralized mortgage obligations	38,553	752	(156)	39,149
Non-agency residential	10,514	256	(255)	10,515
Non-agency commercial	3,751	376	—	4,127
Non-U.S. securities	5,736	37	(8)	5,765
Corporate bonds	2,073	75	(26)	2,122
Other taxable securities (1)	11,494	68	(40)	11,522
Total taxable securities	$291,322	$6,876	$(976)	$297,222
Tax-exempt securities	2,862	17	(52)	2,827
Total available-for-sale debt securities	$294,184	$6,893	$(1,028)	$300,049
Held-to-maturity debt securities	35,168	826	—	35,994
Total debt securities	$329,352	$7,719	$(1,028)	$336,043
Available-for-sale marketable equity securities (2)	$62	$27	$(6)	$83

	March 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$40,609	$231	$(874)	$39,966
Mortgage-backed securities:
Agency	172,335	3,177	(421)	175,091
Agency collateralized mortgage obligations	41,698	802	(145)	42,355
Non-agency residential	11,398	300	(228)	11,470
Non-agency commercial	4,333	567	(1)	4,899
Non-U.S. securities	6,530	56	(18)	6,568
Corporate bonds	2,364	85	(28)	2,421
Other taxable securities (1)	10,595	74	(52)	10,617
Total taxable securities	$289,862	$5,292	$(1,767)	$293,387
Tax-exempt securities	3,694	16	(57)	3,653
Total available-for-sale debt securities	$293,556	$5,308	$(1,824)	$297,040
Held-to-maturity debt securities	34,205	246	(11)	34,440
Total debt securities	$327,761	$5,554	$(1,835)	$331,480
Available-for-sale marketable equity securities (2)	$64	$28	$(5)	$87

(1)	Substantially all asset-backed securities.

(2)	Classified in other assets on the Consolidated Balance Sheet.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment
(Dollars in millions)
	Second Quarter 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$9,782	$4,704	$714	$2,184	$650	$1,446	$84
Noninterest income	12,420	2,622	1,807	2,101	2,715	2,871	304
Total revenue, net of interest expense (FTE basis)	22,202	7,326	2,521	4,285	3,365	4,317	388
Provision for credit losses	1,773	1,131	186	(113)	(14)	47	536
Noninterest expense	17,048	4,359	3,556	2,165	2,711	3,408	849
Income (loss) before income taxes	3,381	1,836	(1,221)	2,233	668	862	(997)
Income tax expense (benefit) (FTE basis)	918	680	(453)	827	206	319	(661)
Net income (loss)	$2,463	$1,156	$(768)	$1,406	$462	$543	$(336)

Average
Total loans and leases	$899,498	$136,872	$106,725	$267,812	n/m	$104,102	$257,341
Total assets (1)	2,194,563	531,747	152,777	341,044	$581,952	276,914	310,129
Total deposits	1,032,888	476,580	n/m	239,054	n/m	251,121	31,274
Period end
Total loans and leases	$892,315	$135,523	$105,304	$265,393	n/m	$105,395	$253,505
Total assets (1)	2,160,854	537,647	147,638	340,559	$561,815	277,988	295,207
Total deposits	1,035,225	481,939	n/m	241,344	n/m	249,755	27,157

	First Quarter 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$11,053	$5,080	$775	$2,399	$798	$1,578	$423
Noninterest income (loss)	11,432	2,342	1,899	2,051	3,395	2,782	(1,037)
Total revenue, net of interest expense (FTE basis)	22,485	7,422	2,674	4,450	4,193	4,360	(614)
Provision for credit losses	2,418	877	507	(238)	(20)	46	1,246
Noninterest expense	19,141	4,247	3,905	2,177	3,076	3,450	2,286
Income (loss) before income taxes	926	2,298	(1,738)	2,511	1,137	864	(4,146)
Income tax expense (benefit) (FTE basis)	273	843	(593)	921	339	317	(1,554)
Net income (loss)	$653	$1,455	$(1,145)	$1,590	$798	$547	$(2,592)

Average
Total loans and leases	$913,722	$141,578	$110,755	$277,074	n/m	$103,036	$264,112
Total assets (1)	2,187,174	523,658	159,105	348,417	$558,594	284,926	312,474
Total deposits	1,030,112	466,240	n/m	237,531	n/m	252,705	39,774
Period end
Total loans and leases	$902,294	$138,909	$109,264	$272,279	n/m	$102,903	$260,005
Total assets (1)	2,181,449	543,855	158,207	340,645	$548,558	278,185	311,999
Total deposits	1,041,311	486,162	n/m	237,602	n/m	252,755	30,150

	Second Quarter 2011
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$11,493	$5,549	$579	$2,375	$874	$1,573	$543
Noninterest income (loss)	1,990	3,132	(11,894)	2,284	3,539	2,922	2,007
Total revenue, net of interest expense (FTE basis)	13,483	8,681	(11,315)	4,659	4,413	4,495	2,550
Provision for credit losses	3,255	400	1,507	(557)	(8)	72	1,841
Noninterest expense	22,856	4,377	8,625	2,221	3,263	3,624	746
Income (loss) before income taxes	(12,628)	3,904	(21,447)	2,995	1,158	799	(37)
Income tax expense (benefit) (FTE basis)	(3,802)	1,402	(6,941)	1,074	247	286	130
Net income (loss)	$(8,826)	$2,502	$(14,506)	$1,921	$911	$513	$(167)

Average
Total loans and leases	$938,513	$155,122	$121,683	$260,144	n/m	$102,201	$287,840
Total assets (1)	2,339,110	523,258	198,030	331,084	$622,915	289,262	374,561
Total deposits	1,035,944	467,179	n/m	235,662	n/m	255,432	48,109
Period end
Total loans and leases	$941,257	$153,391	$121,553	$263,065	n/m	$102,878	$287,424
Total assets (1)	2,261,319	521,823	185,398	340,535	$561,361	284,504	367,698
Total deposits	1,038,408	465,457	n/m	244,025	n/m	255,796	43,768

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment
(Dollars in millions)
	Six Months Ended June 30, 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$20,835	$9,784	$1,489	$4,583	$1,448	$3,024	$507
Noninterest income (loss)	23,852	4,964	3,706	4,152	6,110	5,653	(733)
Total revenue, net of interest expense (FTE basis)	44,687	14,748	5,195	8,735	7,558	8,677	(226)
Provision for credit losses	4,191	2,008	693	(351)	(34)	93	1,782
Noninterest expense	36,189	8,606	7,461	4,342	5,787	6,858	3,135
Income (loss) before income taxes	4,307	4,134	(2,959)	4,744	1,805	1,726	(5,143)
Income tax expense (benefit) (FTE basis)	1,191	1,523	(1,046)	1,748	545	636	(2,215)
Net income (loss)	$3,116	$2,611	$(1,913)	$2,996	$1,260	$1,090	$(2,928)

Average
Total loans and leases	$906,610	$139,225	$108,740	$272,443	n/m	$103,569	$260,727
Total assets (1)	2,190,868	527,702	155,941	344,730	$570,273	280,920	311,302
Total deposits	1,031,500	471,410	n/m	238,292	n/m	251,913	35,524
Period end
Total loans and leases	$892,315	$135,523	$105,304	$265,393	n/m	$105,395	$253,505
Total assets (1)	2,160,854	537,647	147,638	340,559	$561,815	277,988	295,207
Total deposits	1,035,225	481,939	n/m	241,344	n/m	249,755	27,157

	Six Months Ended June 30, 2011
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$23,890	$11,150	$1,475	$4,858	$1,894	$3,143	$1,370
Noninterest income (loss)	16,688	5,997	(10,727)	4,502	7,791	5,848	3,277
Total revenue, net of interest expense (FTE basis)	40,578	17,147	(9,252)	9,360	9,685	8,991	4,647
Provision for credit losses	7,069	1,061	2,605	(681)	(41)	118	4,007
Noninterest expense	43,139	8,938	13,402	4,531	6,376	7,213	2,679
Income (loss) before income taxes	(9,630)	7,148	(25,259)	5,510	3,350	1,660	(2,039)
Income tax expense (benefit) (FTE basis)	(2,853)	2,604	(8,353)	2,006	1,044	605	(759)
Net income (loss)	$(6,777)	$4,544	$(16,906)	$3,504	$2,306	$1,055	$(1,280)

Average
Total loans and leases	$938,738	$158,033	$121,125	$258,508	n/m	$101,530	$288,068
Total assets (1)	2,338,826	518,737	203,648	326,632	$602,447	293,369	393,993
Total deposits	1,029,578	462,136	n/m	230,744	n/m	257,066	49,110
Period end
Total loans and leases	$941,257	$153,391	$121,553	$263,065	n/m	$102,878	$287,424
Total assets (1)	2,261,319	521,823	185,398	340,535	$561,361	284,504	367,698
Total deposits	1,038,408	465,457	n/m	244,025	n/m	255,796	43,768

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011
	2012	2011
Net interest income (FTE basis)	$9,784	$11,150	$4,704	$5,080	$5,080	$5,149	$5,549
Noninterest income:
Card income	2,609	3,263	1,331	1,278	1,303	1,720	1,686
Service charges	2,147	2,175	1,083	1,064	1,145	1,204	1,096
All other income	208	559	208	—	78	54	350
Total noninterest income	4,964	5,997	2,622	2,342	2,526	2,978	3,132
Total revenue, net of interest expense (FTE basis)	14,748	17,147	7,326	7,422	7,606	8,127	8,681

Provision for credit losses	2,008	1,061	1,131	877	1,297	1,132	400

Noninterest expense	8,606	8,938	4,359	4,247	4,426	4,343	4,377
Income before income taxes	4,134	7,148	1,836	2,298	1,883	2,652	3,904
Income tax expense (FTE basis)	1,523	2,604	680	843	639	986	1,402
Net income	$2,611	$4,544	$1,156	$1,455	$1,244	$1,666	$2,502

Net interest yield (FTE basis)	4.03%	4.66%	3.85%	4.22%	4.23%	4.25%	4.57%
Return on average allocated equity	9.87	17.25	8.70	11.05	9.31	12.62	19.10
Return on average economic capital (1)	23.20	40.90	20.31	26.16	22.11	30.46	45.87
Efficiency ratio (FTE basis)	58.35	52.12	59.49	57.23	58.20	53.44	50.41

Balance Sheet
Average
Total loans and leases	$139,225	$158,033	$136,872	$141,578	$147,150	$151,492	$155,122
Total earning assets (2)	488,325	482,863	492,085	484,565	476,399	480,312	486,679
Total assets (2)	527,702	518,737	531,747	523,658	515,339	519,512	523,258
Total deposits	471,410	462,136	476,580	466,240	459,819	464,256	467,179
Allocated equity	53,199	53,126	53,452	52,947	53,004	52,381	52,559
Economic capital (1)	22,696	22,450	22,967	22,425	22,417	21,781	21,903

Period end
Total loans and leases	$135,523	$153,391	$135,523	$138,909	$146,378	$149,739	$153,391
Total earning assets (2)	497,920	483,245	497,920	502,788	480,972	481,158	483,245
Total assets (2)	537,647	521,823	537,647	543,855	521,097	520,125	521,823
Total deposits	481,939	465,457	481,939	486,162	464,264	465,774	465,457

(1)
Return on average economic capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Year-to-Date Results
(Dollars in millions)
	Six Months Ended June 30, 2012
	Total Consumer & Business Banking	Deposits	Card Services	Business Banking
Net interest income (FTE basis)	$9,784	$4,034	$5,097	$653
Noninterest income:
Card income	2,609	—	2,609	—
Service charges	2,147	1,960	—	187
All other income	208	131	20	57
Total noninterest income	4,964	2,091	2,629	244
Total revenue, net of interest expense (FTE basis)	14,748	6,125	7,726	897

Provision for credit losses	2,008	91	1,730	187

Noninterest expense	8,606	5,242	2,882	482
Income before income taxes	4,134	792	3,114	228
Income tax expense (FTE basis)	1,523	292	1,147	84
Net income	$2,611	$500	$1,967	$144

Net interest yield (FTE basis)	4.03%	1.90%	8.88%	2.86%
Return on average allocated equity	9.87	4.27	19.20	3.21
Return on average economic capital (1)	23.20	17.81	39.21	4.18
Efficiency ratio (FTE basis)	58.35	85.58	37.30	53.71

Balance Sheet
Average
Total loans and leases	$139,225	n/m	$114,197	$24,314
Total earning assets (2)	488,325	$427,604	115,391	45,977
Total assets (2)	527,702	453,858	121,247	53,243
Total deposits	471,410	428,902	n/m	42,192
Allocated equity	53,199	23,588	20,598	9,013
Economic capital (1)	22,696	5,659	10,122	6,915

Period end
Total loans and leases	$135,523	n/m	$111,071	$23,700
Total earning assets (2)	497,920	$440,559	111,602	43,502
Total assets (2)	537,647	466,362	118,288	50,739
Total deposits	481,939	439,470	n/m	41,563

	Six Months Ended June 30, 2011
	Total Consumer & Business Banking	Deposits	Card Services	Business Banking
Net interest income (FTE basis)	$11,150	$4,486	$5,917	$747
Noninterest income:
Card income	3,263	—	3,263	—
Service charges	2,175	1,891	—	284
All other income	559	116	384	59
Total noninterest income	5,997	2,007	3,647	343
Total revenue, net of interest expense (FTE basis)	17,147	6,493	9,564	1,090

Provision for credit losses	1,061	64	897	100

Noninterest expense	8,938	5,179	3,140	619
Income before income taxes	7,148	1,250	5,527	371
Income tax expense (FTE basis)	2,604	455	2,011	138
Net income	$4,544	$795	$3,516	$233

Net interest yield (FTE basis)	4.66%	2.14%	9.11%	3.63%
Return on average allocated equity	17.25	6.78	32.85	5.96
Return on average economic capital (1)	40.90	28.29	64.86	8.11
Efficiency ratio (FTE basis)	52.12	79.76	32.83	56.73

Balance Sheet
Average
Total loans and leases	$158,033	n/m	$129,894	$27,507
Total earning assets (2)	482,863	$421,863	131,007	41,526
Total assets (2)	518,737	448,081	132,189	50,000
Total deposits	462,136	422,514	n/m	39,331
Allocated equity	53,126	23,627	21,580	7,919
Economic capital (1)	22,450	5,672	10,956	5,822

Period end
Total loans and leases	$153,391	n/m	$125,139	$27,589
Total earning assets (2)	483,245	$423,162	126,322	44,034
Total assets (2)	521,823	449,641	130,704	51,751
Total deposits	465,457	424,579	n/m	40,572

For footnotes see page 20.
Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Quarterly Results
(Dollars in millions)
	Second Quarter 2012
	Total Consumer & Business Banking	Deposits	Card Services	Business Banking
Net interest income (FTE basis)	$4,704	$1,914	$2,481	$309
Noninterest income:
Card income	1,331	—	1,331	—
Service charges	1,083	991	—	92
All other income	208	71	105	32
Total noninterest income	2,622	1,062	1,436	124
Total revenue, net of interest expense (FTE basis)	7,326	2,976	3,917	433

Provision for credit losses	1,131	40	940	151

Noninterest expense	4,359	2,634	1,502	223
Income before income taxes	1,836	302	1,475	59
Income tax expense (FTE basis)	680	112	546	22
Net income	$1,156	$190	$929	$37

Net interest yield (FTE basis)	3.85%	1.78%	8.81%	2.78%
Return on average allocated equity	8.70	3.19	18.21	1.67
Return on average economic capital (1)	20.31	12.66	37.25	2.18
Efficiency ratio (FTE basis)	59.49	88.50	38.36	51.21

Balance Sheet
Average
Total loans and leases	$136,872	n/m	$112,127	$24,025
Total earning assets (2)	492,085	$433,075	113,202	44,808
Total assets (2)	531,747	459,217	119,316	52,213
Total deposits	476,580	433,781	n/m	42,475
Allocated equity	53,452	23,982	20,525	8,945
Economic capital (1)	22,967	6,056	10,065	6,846

Period end
Total loans and leases	$135,523	n/m	$111,071	$23,700
Total earning assets (2)	497,920	$440,559	111,602	43,502
Total assets (2)	537,647	466,362	118,288	50,739
Total deposits	481,939	439,470	n/m	41,563

	First Quarter 2012
	Total Consumer & Business Banking	Deposits	Card Services	Business Banking
Net interest income (FTE basis)	$5,080	$2,120	$2,616	$344
Noninterest income:
Card income	1,278	—	1,278	—
Service charges	1,064	969	—	95
All other income (loss)	—	60	(85)	25
Total noninterest income	2,342	1,029	1,193	120
Total revenue, net of interest expense (FTE basis)	7,422	3,149	3,809	464

Provision for credit losses	877	51	790	36

Noninterest expense	4,247	2,608	1,380	259
Income before income taxes	2,298	490	1,639	169
Income tax expense (FTE basis)	843	180	601	62
Net income	$1,455	$310	$1,038	$107

Net interest yield (FTE basis)	4.22%	2.02%	8.95%	2.93%
Return on average allocated equity	11.05	5.38	20.19	4.73
Return on average economic capital (1)	26.16	23.74	41.14	6.14
Efficiency ratio (FTE basis)	57.23	82.82	36.22	56.04

Balance Sheet
Average
Total loans and leases	$141,578	n/m	$116,267	$24,603
Total earning assets (2)	484,565	$422,132	117,580	47,146
Total assets (2)	523,658	448,500	123,179	54,274
Total deposits	466,240	424,023	n/m	41,909
Allocated equity	52,947	23,194	20,671	9,082
Economic capital (1)	22,425	5,262	10,179	6,984

Period end
Total loans and leases	$138,909	n/m	$113,861	$24,376
Total earning assets (2)	502,788	$441,152	115,177	47,328
Total assets (2)	543,855	467,721	121,425	55,578
Total deposits	486,162	443,129	n/m	42,224

For footnotes see page 20.
Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Quarterly Results (continued)
(Dollars in millions)
	Second Quarter 2011
	Total Consumer & Business Banking	Deposits	Card Services	Business Banking
Net interest income (FTE basis)	$5,549	$2,281	$2,903	$365
Noninterest income:
Card income	1,686	—	1,686	—
Service charges	1,096	967	—	129
All other income	350	55	260	35
Total noninterest income	3,132	1,022	1,946	164
Total revenue, net of interest expense (FTE basis)	8,681	3,303	4,849	529

Provision for credit losses	400	31	302	67

Noninterest expense	4,377	2,597	1,517	263
Income before income taxes	3,904	675	3,030	199
Income tax expense (FTE basis)	1,402	242	1,086	74
Net income	$2,502	$433	$1,944	$125

Net interest yield (FTE basis)	4.57%	2.15%	9.06%	3.45%
Return on average allocated equity	19.10	7.35	37.11	6.34
Return on average economic capital (1)	45.87	30.62	75.04	8.62
Efficiency ratio (FTE basis)	50.41	78.62	31.27	49.73

Balance Sheet
Average
Total loans and leases	$155,122	n/m	$127,343	$27,153
Total earning assets (2)	486,679	$425,926	128,505	42,352
Total assets (2)	523,258	452,119	130,356	50,886
Total deposits	467,179	426,684	n/m	40,190
Allocated equity	52,559	23,612	21,016	7,931
Economic capital (1)	21,903	5,661	10,409	5,833

Period end
Total loans and leases	$153,391	n/m	$125,139	$27,589
Total earning assets (2)	483,245	$423,162	126,322	44,034
Total assets (2)	521,823	449,641	130,704	51,751
Total deposits	465,457	424,579	n/m	40,572

(1)
Return on average economic capital is calculated as net income adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, we allocate assets to match liabilities. As a result, the total earning assets and total assets of the businesses may not equal total Consumer & Business Banking results.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011
	2012	2011
Average deposit balances
Checking	$207,713	$192,042	$211,014	$204,412	$198,274	$196,807	$195,968
Savings	39,203	38,140	40,119	38,286	37,409	38,822	39,391
MMS	140,528	135,781	142,543	138,512	136,257	137,508	137,094
CDs and IRAs	79,743	92,268	78,642	80,844	83,719	87,105	90,729
Non-U.S. and other	4,223	3,905	4,262	4,186	4,160	4,014	3,997
Total average deposit balances	$471,410	$462,136	$476,580	$466,240	$459,819	$464,256	$467,179

Deposit spreads (excludes noninterest costs)
Checking	2.72%	3.31%	2.64%	2.81%	2.95%	3.09%	3.25%
Savings	2.87	3.37	2.78	2.97	3.11	3.25	3.32
MMS	1.26	1.45	1.22	1.30	1.35	1.37	1.41
CDs and IRAs	0.58	0.35	0.62	0.55	0.46	0.39	0.36
Non-U.S. and other	1.03	3.90	1.06	1.00	3.44	3.63	3.82
Total deposit spreads	1.92	2.17	1.87	1.96	2.03	2.09	2.15

Client brokerage assets	$72,226	$69,000	$72,226	$73,422	$66,576	$61,918	$69,000

Online banking active accounts (units in thousands)	30,232	29,660	30,232	30,439	29,870	29,917	29,660
Mobile banking active accounts (units in thousands)	10,290	7,652	10,290	9,702	9,166	8,531	7,652
Banking centers	5,594	5,742	5,594	5,651	5,702	5,715	5,742
ATMs	16,220	17,817	16,220	17,255	17,756	17,752	17,817

U.S. credit card
Loans
Average credit card outstandings	$96,676	$108,042	$95,018	$98,334	$102,241	$103,671	$106,164
Ending credit card outstandings	94,291	104,659	94,291	96,433	102,291	102,803	104,659
Credit quality
Net charge-offs	$2,575	$4,205	$1,244	$1,331	$1,432	$1,639	$1,931
	5.36%	7.85%	5.27%	5.44%	5.55%	6.28%	7.29%
30+ delinquency	$2,948	$4,263	$2,948	$3,384	$3,823	$4,019	$4,263
	3.13%	4.07%	3.13%	3.51%	3.74%	3.91%	4.07%
90+ delinquency	$1,594	$2,413	$1,594	$1,866	$2,070	$2,128	$2,413
	1.69%	2.31%	1.69%	1.93%	2.02%	2.07%	2.31%
Other U.S. credit card indicators
Gross interest yield	10.02%	10.37%	9.97%	10.06%	10.10%	10.14%	10.27%
Risk adjusted margin	7.02	5.23	7.51	6.55	6.77	6.08	6.23
New account growth (in thousands)	1,564	1,387	782	782	797	851	730
Purchase volumes	$93,683	$92,910	$48,886	$44,797	$50,901	$48,547	$48,974

Debit card data
Purchase volumes	$127,808	$124,045	$64,867	$62,941	$63,726	$62,774	$64,049

Business Banking
Loans
Average outstandings	$24,314	$27,507	$24,025	$24,603	$25,306	$27,258	$27,153

Credit spread	2.01%	2.64%	2.01%	2.01%	1.77%	2.37%	2.44%

Credit quality
Net charge-offs	$228	$244	$131	$97	$118	$100	$127
	1.89%	1.79%	2.21%	1.58%	1.85%	1.46%	1.88%
Nonperforming assets	$1,146	$1,716	$1,146	$1,228	$1,300	$1,548	$1,716
	4.84%	6.22%	4.84%	5.04%	5.20%	5.77%	6.22%

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Segment Results
(Dollars in millions; except as noted)
	Six Months Ended June 30		Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011
	2012	2011
Net interest income (FTE basis)	$1,489	$1,475	$714	$775	$809	$923	$579
Noninterest income:
Mortgage banking income (loss)	3,642	(12,323)	1,811	1,831	2,329	1,800	(13,018)
Insurance income (loss)	7	730	1	6	(3)	23	299
All other income (loss)	57	866	(5)	62	140	76	825
Total noninterest income (loss)	3,706	(10,727)	1,807	1,899	2,466	1,899	(11,894)
Total revenue, net of interest expense (FTE basis)	5,195	(9,252)	2,521	2,674	3,275	2,822	(11,315)

Provision for credit losses	693	2,605	186	507	1,001	918	1,507

Goodwill impairment	—	2,603	—	—	—	—	2,603
All other noninterest expense	7,461	10,799	3,556	3,905	4,572	3,830	6,022
Loss before income taxes	(2,959)	(25,259)	(1,221)	(1,738)	(2,298)	(1,926)	(21,447)
Income tax benefit (FTE basis)	(1,046)	(8,353)	(453)	(593)	(854)	(802)	(6,941)
Net loss	$(1,913)	$(16,906)	$(768)	$(1,145)	$(1,444)	$(1,124)	$(14,506)

Net interest yield (FTE basis)	2.33%	1.80%	2.27%	2.39%	2.30%	2.45%	1.46%

Balance Sheet
Average
Total loans and leases	$108,740	$121,125	$106,725	$110,755	$116,993	$120,079	$121,683
Total earning assets	128,512	165,469	126,823	130,201	139,789	149,177	158,674
Total assets	155,941	203,648	152,777	159,105	171,763	182,843	198,030
Allocated equity	14,454	17,933	14,116	14,791	14,757	14,240	17,139
Economic capital (1)	14,454	15,211	14,116	14,791	14,757	14,240	14,437

Period end
Total loans and leases	$105,304	$121,553	$105,304	$109,264	$112,359	$119,823	$121,553
Total earning assets	124,854	149,908	124,854	130,420	132,381	144,831	149,908
Total assets	147,638	185,398	147,638	158,207	163,712	188,769	185,398

Period end (in billions)
Mortgage servicing portfolio (2)	$1,586.4	$1,991.3	$1,586.4	$1,686.7	$1,763.0	$1,917.4	$1,991.3

(1)
Economic capital represents allocated equity less goodwill and a percentage of intangible assets (excluding MSRs). Economic capital is a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional clarity in assessing the results of the segment. Other companies may define or calculate this measure differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)	Includes servicing of residential mortgage loans, home equity lines of credit, home equity loans and discontinued real estate mortgage loans.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Year-to-Date Results (1)
(Dollars in millions)
	Six Months Ended June 30, 2012
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$1,489	$677	$812
Noninterest income:
Mortgage banking income	3,642	1,541	2,101
Insurance income	7	7	—
All other income (loss)	57	(11)	68
Total noninterest income	3,706	1,537	2,169
Total revenue, net of interest expense (FTE basis)	5,195	2,214	2,981

Provision for credit losses	693	19	674

Noninterest expense	7,461	1,612	5,849
Income (loss) before income taxes	(2,959)	583	(3,542)
Income tax expense (benefit) (FTE basis)	(1,046)	215	(1,261)
Net income (loss)	$(1,913)	$368	$(2,281)

Balance Sheet
Average
Total loans and leases	$108,740	$51,122	$57,618
Total earning assets	128,512	57,672	70,840
Total assets	155,941	58,623	97,318
Allocated equity	14,454	n/a	n/a
Economic capital (2)	14,454	n/a	n/a

Period end
Total loans and leases	$105,304	$50,112	$55,192
Total earning assets	124,854	57,716	67,138
Total assets	147,638	58,986	88,652

	Six Months Ended June 30, 2011
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$1,475	$998	$477
Noninterest income:
Mortgage banking income (loss)	(12,323)	1,217	(13,540)
Insurance income	730	730	—
All other income	866	829	37
Total noninterest income (loss)	(10,727)	2,776	(13,503)
Total revenue, net of interest expense (FTE basis)	(9,252)	3,774	(13,026)

Provision for credit losses	2,605	121	2,484

Goodwill impairment	2,603	—	2,603
Noninterest expense	10,799	2,733	8,066
Income (loss) before income taxes	(25,259)	920	(26,179)
Income tax expense (benefit) (FTE basis)	(8,353)	339	(8,692)
Net income (loss)	$(16,906)	$581	$(17,487)

Balance Sheet
Average
Total loans and leases	$121,125	$54,749	$66,376
Total earning assets	165,469	74,773	90,696
Total assets	203,648	74,866	128,782
Allocated equity	17,933	n/a	n/a
Economic capital (2)	15,211	n/a	n/a

Period end
Total loans and leases	$121,553	$55,283	$66,270
Total earning assets	149,908	69,646	80,262
Total assets	185,398	70,247	115,151

For footnotes see page 25.
Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Quarterly Results (1)
(Dollars in millions)
	Second Quarter 2012
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$714	$330	$384
Noninterest income:
Mortgage banking income	1,811	827	984
Insurance income	1	1	—
All other income (loss)	(5)	(33)	28
Total noninterest income	1,807	795	1,012
Total revenue, net of interest expense (FTE basis)	2,521	1,125	1,396

Provision for credit losses	186	(34)	220

Noninterest expense	3,556	776	2,780
Income (loss) before income taxes	(1,221)	383	(1,604)
Income tax expense (benefit) (FTE basis)	(453)	142	(595)
Net income (loss)	$(768)	$241	$(1,009)

Balance Sheet
Average
Total loans and leases	$106,725	$50,580	$56,145
Total earning assets	126,823	57,869	68,954
Total assets	152,777	58,898	93,879
Allocated equity	14,116	n/a	n/a
Economic capital (2)	14,116	n/a	n/a

Period end
Total loans and leases	$105,304	$50,112	$55,192
Total earning assets	124,854	57,716	67,138
Total assets	147,638	58,986	88,652

	First Quarter 2012
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$775	$347	$428
Noninterest income:
Mortgage banking income	1,831	714	1,117
Insurance income	6	6	—
All other income	62	22	40
Total noninterest income	1,899	742	1,157
Total revenue, net of interest expense (FTE basis)	2,674	1,089	1,585

Provision for credit losses	507	53	454

Noninterest expense	3,905	836	3,069
Income (loss) before income taxes	(1,738)	200	(1,938)
Income tax expense (benefit) (FTE basis)	(593)	73	(666)
Net income (loss)	$(1,145)	$127	$(1,272)

Balance Sheet
Average
Total loans and leases	$110,755	$51,663	$59,092
Total earning assets	130,201	57,474	72,727
Total assets	159,105	58,348	100,757
Allocated equity	14,791	n/a	n/a
Economic capital (2)	14,791	n/a	n/a

Period end
Total loans and leases	$109,264	$51,002	$58,262
Total earning assets	130,420	57,723	72,697
Total assets	158,207	58,682	99,525

For footnotes see page 25.
Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Quarterly Results (1) (continued)
(Dollars in millions)
	Second Quarter 2011
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$579	$449	$130
Noninterest income:
Mortgage banking income (loss)	(13,018)	674	(13,692)
Insurance income	299	299	—
All other income	825	799	26
Total noninterest income (loss)	(11,894)	1,772	(13,666)
Total revenue, net of interest expense (FTE basis)	(11,315)	2,221	(13,536)

Provision for credit losses	1,507	121	1,386

Goodwill impairment	2,603	—	2,603
Noninterest expense	6,022	1,288	4,734
Income (loss) before income taxes	(21,447)	812	(22,259)
Income tax expense (benefit) (FTE basis)	(6,941)	299	(7,240)
Net income (loss)	$(14,506)	$513	$(15,019)

Balance Sheet
Average
Total loans and leases	$121,683	$55,010	$66,673
Total earning assets	158,674	71,614	87,060
Total assets	198,030	71,806	126,224
Allocated equity	17,139	n/a	n/a
Economic capital (2)	14,437	n/a	n/a

Period end
Total loans and leases	$121,553	$55,283	$66,270
Total earning assets	149,908	69,646	80,262
Total assets	185,398	70,247	115,151

(1)
Consumer Real Estate Services includes Home Loans and Legacy Assets & Servicing. The results of certain mortgage servicing right activities, including net hedge results which were previously included in Home Loans, together with any related assets or liabilities used as economic hedges are included in Legacy Assets & Servicing. The goodwill asset and related impairment charge that was recorded in 2011 are included in Legacy Assets & Servicing.

(2)
Economic capital represents allocated equity less goodwill and a percentage of intangible assets (excluding MSRs). Economic capital is a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional clarity in assessing the results of the segment. Other companies may define or calculate this measure differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

n/a = not applicable

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Key Indicators
(Dollars in millions, except as noted)
	Six Months Ended June 30				Second Quarter 2012		First Quarter 2012		Fourth Quarter 2011		Third Quarter 2011		Second Quarter 2011
	2012		2011
Mortgage servicing rights at fair value rollforward:
Balance, beginning of period	$7,378		$14,900		$7,589		$7,378		$7,881		$12,372		$15,282
Net additions	71		1,017		(6)		77		(290)		33		176
Impact of customer payments (1)	(803)		(1,345)		(282)		(521)		(612)		(664)		(639)
Other changes in mortgage servicing rights fair value (2)	(938)		(2,200)		(1,593)		655		399		(3,860)		(2,447)
Balance, end of period	$5,708		$12,372		$5,708		$7,589		$7,378		$7,881		$12,372

Capitalized mortgage servicing rights (% of loans serviced for investors)	47	bps	78	bps	47	bps	58	bps	54	bps	52	bps	78	bps
Mortgage loans serviced for investors (in billions)	$1,224		$1,578		$1,224		$1,313		$1,379		$1,512		$1,578

Loan production:
Consumer Real Estate Services
First mortgage	$26,391		$90,772		$14,206		$12,185		$18,053		$30,448		$38,253
Home equity	1,321		2,454		724		597		580		660		879
Total Corporation (3)
First mortgage	33,243		97,104		18,005		15,238		21,614		33,038		40,370
Home equity	1,690		2,782		930		760		759		847		1,054

Mortgage banking income (loss)
Production income (loss):
Core production revenue	$1,814		$1,492		$885		$929		$501		$803		$824
Representations and warranties provision	(677)		(15,050)		(395)		(282)		(263)		(278)		(14,037)
Total production income (loss)	1,137		(13,558)		490		647		238		525		(13,213)
Servicing income:
Servicing fees	2,545		3,162		1,213		1,332		1,333		1,464		1,556
Impact of customer payments (1)	(803)		(1,345)		(282)		(521)		(612)		(664)		(639)
Fair value changes of mortgage servicing rights, net of economic hedge results (4)	388		(870)		194		194		1,165		361		(873)
Other servicing-related revenue	375		288		196		179		205		114		151
Total net servicing income	2,505		1,235		1,321		1,184		2,091		1,275		195
Total Consumer Real Estate Services mortgage banking income (loss)	3,642		(12,323)		1,811		1,831		2,329		1,800		(13,018)
Other business segments’ mortgage banking loss (5)	(371)		(243)		(152)		(219)		(210)		(183)		(178)
Total consolidated mortgage banking income (loss)	$3,271		$(12,566)		$1,659		$1,612		$2,119		$1,617		$(13,196)

(1)	Represents the change in the market value of the mortgage servicing rights asset due to the impact of customer payments received during the year.

(2)	These amounts reflect the change in discount rates and prepayment speed assumptions, mostly due to changes in interest rates, as well as the effect of changes in other assumptions.

(3)	In addition to loan production in Consumer Real Estate Services, the remaining first mortgage and home equity loan production is primarily in GWIM.

(4)	Includes sale of mortgage servicing rights.

(5)	Includes the effect of transfers of mortgage loans from Consumer Real Estate Services to the asset and liability management portfolio included in All Other.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011
	2012	2011
Net interest income (FTE basis)	$4,583	$4,858	$2,184	$2,399	$2,309	$2,323	$2,375
Noninterest income:
Service charges	1,622	1,789	815	807	802	828	876
Investment banking income	1,284	1,815	633	651	629	616	948
All other income	1,246	898	653	593	261	184	460
Total noninterest income	4,152	4,502	2,101	2,051	1,692	1,628	2,284
Total revenue, net of interest expense (FTE basis)	8,735	9,360	4,285	4,450	4,001	3,951	4,659

Provision for credit losses	(351)	(681)	(113)	(238)	(256)	(182)	(557)

Noninterest expense	4,342	4,531	2,165	2,177	2,136	2,218	2,221
Income before income taxes	4,744	5,510	2,233	2,511	2,121	1,915	2,995
Income tax expense (FTE basis)	1,748	2,006	827	921	784	710	1,074
Net income	$2,996	$3,504	$1,406	$1,590	$1,337	$1,205	$1,921

Net interest yield (FTE basis)	3.08%	3.50%	2.97%	3.18%	3.04%	3.06%	3.33%
Return on average allocated equity	13.14	14.75	12.31	13.98	11.51	10.03	16.37
Return on average economic capital (1)	28.74	30.14	26.83	30.67	25.05	20.86	34.06
Efficiency ratio (FTE basis)	49.71	48.41	50.53	48.92	53.36	56.13	47.70

Balance Sheet
Average
Total loans and leases	$272,443	$258,508	$267,812	$277,074	$276,848	$268,174	$260,144
Total earnings assets (2)	299,442	280,074	295,808	303,075	300,884	301,271	285,211
Total assets (2)	344,730	326,632	341,044	348,417	347,227	347,974	331,084
Total deposits	238,292	230,744	239,054	237,531	240,730	246,282	235,662
Allocated equity	45,838	47,891	45,958	45,719	46,087	47,682	47,060
Economic capital (1)	20,980	23,461	21,102	20,858	21,188	22,958	22,632

Period end
Total loans and leases	$265,393	$263,065	$265,393	$272,279	$278,178	$273,549	$263,065
Total earnings assets (2)	293,655	293,789	293,655	293,414	301,627	293,814	293,789
Total assets (2)	340,559	340,535	340,559	340,645	348,738	341,100	340,535
Total deposits	241,344	244,025	241,344	237,602	246,325	236,565	244,025

(1)
Return on average economic capital is calculated as net income, adjusted for cost of funds and earnings credit and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provide additional clarity in assessing the results of the segments. Other companies may define or calculate this measure differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011
	2012	2011
Investment Banking fees (1)
Advisory (2)	$504	$657	$314	$190	$265	$260	$356
Debt issuance	594	809	248	346	254	230	420
Equity issuance	186	349	71	115	110	126	172
Total Investment Banking fees (3)	$1,284	$1,815	$633	$651	$629	$616	$948

Business Lending
Corporate	$1,730	$1,772	$850	$880	$693	$775	$786
Commercial	2,276	2,608	1,129	1,147	1,176	1,169	1,370
Total Business Lending revenue (3)	$4,006	$4,380	$1,979	$2,027	$1,869	$1,944	$2,156

Treasury Services
Corporate	$1,264	$1,259	$619	$645	$632	$616	$638
Commercial	1,836	1,766	893	943	910	856	912
Total Treasury Services revenue (3)	$3,100	$3,025	$1,512	$1,588	$1,542	$1,472	$1,550

Average deposit balances
Interest-bearing	$75,247	$95,619	$74,280	$76,213	$78,599	$90,684	$96,701
Noninterest-bearing	163,045	135,125	164,774	161,318	162,131	155,598	138,961
Total average deposits	$238,292	$230,744	$239,054	$237,531	$240,730	$246,282	$235,662

Loan spread	1.86%	2.17%	1.82%	1.90%	1.85%	1.97%	2.02%

Provision for credit losses	$(351)	$(681)	$(113)	$(238)	$(256)	$(182)	$(557)

Credit quality (4, 5)
Reservable utilized criticized exposure	$14,843	$26,813	$14,843	$17,983	$20,072	$22,859	$26,813
	5.42%	9.70%	5.42%	6.43%	7.05%	8.16%	9.70%

Nonperforming loans, leases and foreclosed properties	$3,305	$5,984	$3,305	$4,130	$4,646	$5,376	$5,984
	1.27%	2.31%	1.27%	1.54%	1.70%	2.00%	2.31%

Average loans and leases by product
U.S. commercial	$127,144	$117,621	$125,424	$128,864	$124,885	$119,158	$118,172
Commercial real estate	32,993	39,836	32,335	33,651	34,603	36,457	38,770
Commercial lease financing	23,255	23,259	23,123	23,387	23,050	23,101	23,041
Non-U.S. commercial	49,107	36,041	49,089	49,126	50,878	47,182	39,089
Direct/Indirect consumer	39,936	41,727	37,834	42,040	43,427	42,254	41,048
Other	8	24	7	6	5	22	24
Total average loans and leases	$272,443	$258,508	$267,812	$277,074	$276,848	$268,174	$260,144

Total Corporation Investment Banking fees
Advisory (2)	$543	$702	$340	$203	$273	$273	$382
Debt issuance	1,424	1,785	647	777	589	515	939
Equity issuance	497	869	192	305	267	316	422
Total investment banking fees	2,464	3,356	1,179	1,285	1,129	1,104	1,743
Self-Led	(101)	(94)	(32)	(69)	(116)	(162)	(59)
Total Investment Banking fees	$2,363	$3,262	$1,147	$1,216	$1,013	$942	$1,684

(1)	Includes self-led deals and represents fees attributable to Global Banking under an internal sharing arrangement.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)	Total Global Banking revenue includes certain insignificant items that are not included in Investment Banking fees, Business Lending revenue or Treasury Services revenue.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total reservable commercial utilized credit exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings
	Six Months Ended June 30, 2012
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
High-yield corporate debt	2	9.7%	2	11.2%
Leveraged loans	2	10.0	2	15.2
Mortgage-backed securities	6	6.9	6	7.8
Asset-backed securities	3	11.3	3	14.0
Convertible debt	4	9.6	1	22.1
Common stock underwriting	5	7.0	5	10.2
Investment-grade corporate debt	3	5.5	2	11.6
Syndicated loans	2	8.4	2	16.0
Net investment banking revenue	2	6.1	2	9.3
Announced mergers and acquisitions	8	12.6	8	12.6
Equity capital markets	5	7.2	3	11.2
Debt capital markets	5	4.8	4	8.6
Source: Dealogic data as of July 2, 2012. Figures above include self-led transactions.

•	Rankings based on deal volumes except for net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in investment banking revenues reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising the target or acquiror.

•	Each advisor receives full credit for the deal amount unless advising a minority stakeholder.
Highlights

Global top 3 rankings in:
High-yield corporate debt	Investment-grade corporate debt
Leveraged loans	Syndicated loans
Asset-backed securities

U.S. top 3 rankings in:
High-yield corporate debt	Investment-grade corporate debt
Leveraged loans	Syndicated loans
Asset-backed securities	Equity capital markets
Convertible debt

Top 3 rankings excluding self-led deals:

Global:	High-yield corporate debt, Leveraged loans, Asset-backed securities, Investment-grade corporate debt, Syndicated loans

U.S.:	High-yield corporate debt, Leveraged loans, Asset-backed securities, Convertible debt, Investment-grade corporate debt, Syndicated loans, Equity capital markets

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011
	2012	2011
Net interest income (FTE basis)	$1,448	$1,894	$650	$798	$863	$925	$874
Noninterest income:
Investment and brokerage services	955	1,204	445	510	447	584	557
Investment banking fees	994	1,350	438	556	425	438	700
Trading account profits	3,744	4,628	1,707	2,037	369	1,421	2,014
All other income (loss)	417	609	125	292	(299)	(73)	268
Total noninterest income	6,110	7,791	2,715	3,395	942	2,370	3,539
Total revenue, net of interest expense (FTE basis) (1)	7,558	9,685	3,365	4,193	1,805	3,295	4,413

Provision for credit losses	(34)	(41)	(14)	(20)	(18)	3	(8)

Noninterest expense	5,787	6,376	2,711	3,076	2,893	2,966	3,263
Income (loss) before income taxes	1,805	3,350	668	1,137	(1,070)	326	1,158
Income tax expense (benefit) (FTE basis)	545	1,044	206	339	(302)	878	247
Net income (loss)	$1,260	$2,306	$462	$798	$(768)	$(552)	$911

Return on average allocated equity	14.29%	18.85%	10.84%	17.52%	n/m	n/m	15.90%
Return on average economic capital (2)	19.42	23.23	14.92	23.54	n/m	n/m	19.99
Efficiency ratio (FTE basis)	76.58	65.84	80.59	73.36	n/m	90.00%	73.94

Balance Sheet
Average
Total trading-related assets (3)	$454,300	$478,242	$459,869	$448,731	$444,319	$489,172	$499,274
Total earning assets (3)	434,447	461,526	444,537	424,358	414,136	445,431	457,845
Total assets	570,273	602,447	581,952	558,594	552,861	604,333	622,915
Allocated equity	17,725	24,667	17,132	18,317	19,805	21,609	22,990
Economic capital (2)	13,096	20,069	12,524	13,669	15,154	16,954	18,344

Period end
Total trading-related assets (3)	$443,948	$444,556	$443,948	$440,091	$397,876	$446,697	$444,556
Total earning assets (3)	428,940	405,398	428,940	417,580	372,851	413,677	405,398
Total assets	561,815	561,361	561,815	548,558	501,824	552,772	561,361

Trading-related assets (average)
Trading account securities	$188,069	$209,586	$190,250	$185,890	$172,955	$199,201	$213,631
Reverse repurchases	160,456	162,302	160,832	160,079	162,507	174,574	173,270
Securities borrowed	50,292	49,419	53,297	47,286	46,476	46,930	53,756
Derivative assets	55,483	56,935	55,490	55,476	62,381	68,467	58,617
Total trading-related assets (3)	$454,300	$478,242	$459,869	$448,731	$444,319	$489,172	$499,274

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 31.

(2)
Return on average economic capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(3)	Trading-related assets include assets which are not considered earning assets (i.e., derivative assets).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011
	2012	2011
Sales and trading revenue (1)
Fixed income, currency and commodities	$5,261	$6,031	$2,418	$2,843	$808	$2,058	$2,642
Equity income	1,666	2,316	759	907	670	957	1,077
Total sales and trading revenue	$6,927	$8,347	$3,177	$3,750	$1,478	$3,015	$3,719

Sales and trading revenue, excluding DVA
Fixed income, currency and commodities	$6,685	$6,247	$2,555	$4,130	$1,303	$553	$2,550
Equity income	1,832	2,334	778	1,054	649	753	1,046
Total sales and trading revenue, excluding DVA	$8,517	$8,581	$3,333	$5,184	$1,952	$1,306	$3,596

Sales and trading revenue breakdown
Net interest income	$1,448	$1,894	$650	$798	$863	$925	$874
Commissions	955	1,204	445	510	447	584	557
Trading	3,744	4,628	1,707	2,037	369	1,421	2,014
Other	780	621	375	405	(201)	85	274
Total sales and trading revenue	$6,927	$8,347	$3,177	$3,750	$1,478	$3,015	$3,719

(1)
Includes Global Banking sales and trading revenue of $445 million and $136 million for the six months ended June 30, 2012 and 2011; $240 million and $205 million for the second and first quarters of 2012, and $59 million, $78 million and $32 million for the fourth, third and second quarters of 2011, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011
	2012	2011
Net interest income (FTE basis)	$3,024	$3,143	$1,446	$1,578	$1,497	$1,412	$1,573
Noninterest income:
Investment and brokerage services	4,630	4,756	2,334	2,296	2,190	2,364	2,378
All other income	1,023	1,092	537	486	481	462	544
Total noninterest income	5,653	5,848	2,871	2,782	2,671	2,826	2,922
Total revenue, net of interest expense (FTE basis)	8,677	8,991	4,317	4,360	4,168	4,238	4,495

Provision for credit losses	93	118	47	46	118	162	72

Noninterest expense	6,858	7,213	3,408	3,450	3,637	3,507	3,624
Income before income taxes	1,726	1,660	862	864	413	569	799
Income tax expense (FTE basis)	636	605	319	317	153	211	286
Net income	$1,090	$1,055	$543	$547	$260	$358	$513

Net interest yield (FTE basis)	2.33%	2.32%	2.26%	2.39%	2.24%	2.07%	2.34%
Return on average allocated equity	12.46	11.98	12.15	12.78	5.78	7.97	11.71
Return on average economic capital (1)	31.81	30.72	30.03	33.81	14.73	20.31	30.45
Efficiency ratio (FTE basis)	79.03	80.24	78.94	79.11	87.25	82.74	80.64

Balance Sheet
Average
Total loans and leases	$103,569	$101,530	$104,102	$103,036	$102,709	$102,786	$102,201
Total earning assets (2)	261,112	273,193	256,958	265,267	265,078	271,207	269,208
Total assets (2)	280,920	293,369	276,914	284,926	284,629	290,974	289,262
Total deposits	251,913	257,066	251,121	252,705	250,040	255,882	255,432
Allocated equity	17,601	17,745	17,974	17,228	17,845	17,826	17,560
Economic capital (1)	6,970	7,028	7,353	6,587	7,182	7,135	6,854

Period end
Total loans and leases	$105,395	$102,878	$105,395	$102,903	$103,460	$102,362	$102,878
Total earning assets (2)	257,884	264,104	257,884	258,200	263,501	260,940	264,104
Total assets (2)	277,988	284,504	277,988	278,185	284,062	280,897	284,504
Total deposits	249,755	255,796	249,755	252,755	253,264	251,251	255,796

(1)
Return on average economic capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management - Key Indicators and Metrics
(Dollars in millions, except as noted)
	Six Months Ended June 30		Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011
	2012	2011
Revenues
Merrill Lynch Global Wealth Management	$7,319	$7,561	$3,637	$3,682	$3,463	$3,594	$3,770
U.S. Trust	1,308	1,388	655	653	679	626	706
Other (1)	50	42	25	25	26	18	19
Total revenues	$8,677	$8,991	$4,317	$4,360	$4,168	$4,238	$4,495

Client Balances
Client Balances by Business
Merrill Lynch Global Wealth Management	$1,802,271	$1,795,860	$1,802,271	$1,841,106	$1,749,059	$1,686,404	$1,795,860
U.S. Trust	323,711	341,924	323,711	333,876	324,003	315,244	341,924
Other (1)	66,091	67,875	66,091	66,309	66,182	65,153	67,875

Client Balances by Type
Assets under management	$682,227	$661,010	$682,227	$692,959	$647,126	$616,899	$661,010
Client brokerage assets	1,039,942	1,065,996	1,039,942	1,074,454	1,024,193	986,718	1,065,996
Assets in custody	111,357	116,499	111,357	114,938	107,989	106,293	116,499
Client deposits	249,755	255,796	249,755	252,755	253,264	251,251	255,796
Loans and leases (2)	108,792	106,358	108,792	106,185	106,672	105,640	106,358
Total client balances	$2,192,073	$2,205,659	$2,192,073	$2,241,291	$2,139,244	$2,066,801	$2,205,659

Assets Under Management Flows
Liquidity assets under management (3)	$(52)	$(10,430)	$(122)	$70	$1,029	$(2,568)	$(3,771)
Long-term assets under management (4)	11,865	18,694	4,113	7,752	4,462	4,493	4,535
Total assets under management flows	$11,813	$8,264	$3,991	$7,822	$5,491	$1,925	$764

Associates (5)
Number of Financial Advisors	17,534	16,443	17,534	17,512	17,308	17,094	16,443
Total Wealth Advisors	18,843	17,836	18,843	18,840	18,667	18,498	17,836
Total Client Facing Professionals	21,712	20,957	21,712	21,912	21,784	21,624	20,957

Merrill Lynch Global Wealth Management Metrics
Financial Advisory Productivity (6) (in thousands)	$910	$985	$915	$905	$882	$921	$965

U.S. Trust Metrics
Client Facing Professionals	2,161	2,279	2,161	2,223	2,247	2,270	2,279

(1)	Other includes the results of BofA Global Capital Management (the former Columbia cash management business) and other administrative items.

(2)	Includes margin receivables which are classified in other assets on the Consolidated Balance Sheet.

(3)
Defined as assets under advisory and discretion of GWIM in which the investment strategy seeks a high level of income while maintaining liquidity and capital preservation. The duration of these strategies is less than one year.

(4)	Defined as assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.

(5)
Includes Financial Advisors in the Consumer & Business Banking segment of 1,383 and 796 for the six months ended June 30, 2012 and 2011 and 1,383, 1,337, 1,143, 1,032 and 796 at June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively.

(6)
Financial Advisor Productivity is defined as annualized MLGWM total revenue divided by the total number of financial advisors (excluding Financial Advisors in the Consumer & Business Banking segment). Total revenue excludes corporate allocation of net interest income related to certain ALM activities.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011
	2012	2011
Net interest income (FTE basis)	$507	$1,370	$84	$423	$401	$7	$543
Noninterest income:
Card income (2)	171	303	84	87	91	72	149
Equity investment income (loss)	354	2,554	(63)	417	3,109	1,380	1,139
Gains on sales of debt securities	1,066	1,299	354	712	1,101	697	831
All other income (loss)	(2,324)	(879)	(71)	(2,253)	(411)	4,113	(112)
Total noninterest income	(733)	3,277	304	(1,037)	3,890	6,262	2,007
Total revenue, net of interest expense (FTE basis)	(226)	4,647	388	(614)	4,291	6,269	2,550

Provision for credit losses	1,782	4,007	536	1,246	792	1,374	1,841

Goodwill impairment	—	—	—	—	581	—	—
Merger and restructuring charges	—	361	—	—	101	176	159
All other noninterest expense	3,135	2,318	849	2,286	1,176	573	587
Income (loss) before income taxes	(5,143)	(2,039)	(997)	(4,146)	1,641	4,146	(37)
Income tax expense (benefit) (FTE basis)	(2,215)	(759)	(661)	(1,554)	279	(533)	130
Net income (loss)	$(2,928)	$(1,280)	$(336)	$(2,592)	$1,362	$4,679	$(167)

Balance Sheet
Average
Total loans and leases	$260,727	$288,068	$257,341	$264,112	$272,809	$286,753	$287,840
Total assets (3)	311,302	393,993	310,129	312,474	335,748	355,818	374,561
Total deposits	35,524	49,110	31,274	39,774	46,057	52,855	48,109
Allocated equity (4)	85,245	71,568	86,926	83,564	76,737	68,672	77,759

Period end
Total loans and leases	$253,505	$287,424	$253,505	$260,005	$267,621	$274,268	$287,424
Total assets (5)	295,207	367,698	295,207	311,999	309,613	335,965	367,698
Total deposits	27,157	43,768	27,157	30,150	32,869	52,946	43,768

(1)
All Other consists of two broad groupings, Equity Investments and Other. Equity Investments includes Global Principal Investments, Strategic and other investments. Other includes liquidating businesses, merger and restructuring charges, ALM activities such as the residential mortgage portfolio and investment securities, and activities including economic hedges, gains/losses on structured liabilities, the impact of certain allocation methodologies and accounting hedge ineffectiveness. Other also includes certain residential mortgage and discontinued real estate loans that are managed by Legacy Assets & Servicing within Consumer Real Estate Services.

(2)	During the third quarter of 2011, the international consumer card business results were moved to All Other from Consumer & Business Banking and prior periods were reclassified.

(3)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) of $514.2 billion and $493.7 billion for the six months ended June 30, 2012 and 2011; $516.6 billion, $511.8 billion, $493.7 billion, $509.7 billion and $501.4 billion for the second and first quarters of 2012, and the fourth, third and second quarters of 2011, respectively.

(4)	Represents the economic capital assigned to All Other as well as the remaining portion of equity not specifically allocated to the business segments.

(5)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) of $526.4 billion, $519.2 billion, $495.3 billion, $489.5 billion and $502.3 billion at June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
Equity Investments
(Dollars in millions)
	Global Principal Investments Exposures				Equity Investment Income
	June 30, 2012			March 31 2012	June 30, 2012
	Book Value	Unfunded Commitments	Total	Total	Three Months Ended	Six Months Ended
Global Principal Investments:
Private Equity Investments	$1,236	$75	$1,311	$1,583	$(101)	$67
Global Real Estate	673	60	733	825	—	47
Global Strategic Capital	1,365	138	1,503	1,684	(19)	96
Legacy/Other Investments	849	9	858	1,062	(17)	56
Total Global Principal Investments	$4,123	$282	$4,405	$5,154	$(137)	$266

Components of Equity Investment Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011
	2012	2011
Global Principal Investments	$266	$1,768	$(137)	$403	$212	$(1,580)	$401
Strategic and other investments	88	786	74	14	2,897	2,960	738
Total equity investment income (loss) included in All Other	354	2,554	(63)	417	3,109	1,380	1,139
Total equity investment income included in the business segments	779	133	431	348	118	66	73
Total consolidated equity investment income	$1,133	$2,687	$368	$765	$3,227	$1,446	$1,212

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	June 30 2012	March 31 2012	June 30 2011
Consumer
Residential mortgage (1)	$252,635	$256,431	$266,333
Home equity	118,011	121,246	130,654
Discontinued real estate (2)	10,059	10,453	12,003
U.S. credit card	94,291	96,433	104,659
Non-U.S. credit card	13,431	13,914	26,037
Direct/Indirect consumer (3)	83,164	86,128	90,258
Other consumer (4)	2,568	2,607	2,762
Total consumer loans excluding loans accounted for under the fair value option	574,159	587,212	632,706
Consumer loans accounted for under the fair value option (5)	1,172	2,204	5,194
Total consumer	575,331	589,416	637,900

Commercial
U.S. commercial (6)	197,718	193,684	190,606
Commercial real estate (7)	36,535	38,049	44,028
Commercial lease financing	21,692	21,556	21,391
Non-U.S. commercial	53,850	52,601	42,929
Total commercial loans excluding loans accounted for under the option	309,795	305,890	298,954
Commercial loans accounted for under the fair value option (5)	7,189	6,988	4,403
Total commercial	316,984	312,878	303,357
Total loans and leases	$892,315	$902,294	$941,257

(1)	Includes non-U.S. residential mortgages of $92 million, $87 million and $90 million at June 30, 2012, March 31, 2012 and June 30, 2011.

(2)
Includes $9.0 billion, $9.3 billion and $10.7 billion of pay option loans, and $1.1 billion, $1.1 billion and $1.3 billion of subprime loans at June 30, 2012, March 31, 2012 and June 30, 2011. The Corporation no longer originates these products.

(3)
Includes dealer financial services loans of $36.7 billion, $40.2 billion and $42.1 billion, consumer lending loans of $6.3 billion, $7.1 billion and $9.9 billion, U.S. securities-based lending margin loans of $25.7 billion, $24.0 billion and $21.3 billion, student loans of $5.4 billion, $5.7 billion and $6.3 billion, non-U.S. consumer loans of $7.8 billion, $7.6 billion and $8.7 billion, and other consumer loans of $1.3 billion, $1.5 billion and $2.0 billion at June 30, 2012, March 31, 2012 and June 30, 2011.

(4)
Includes consumer finance loans of $1.5 billion, $1.6 billion and $1.8 billion, other non-U.S. consumer loans of $908 million, $951 million and $866 million, and consumer overdrafts of $127 million, $58 million and $104 million at June 30, 2012, March 31, 2012 and June 30, 2011.

(5)
Consumer loans are accounted for under the fair value option and include residential mortgages of $172 million, $881 million and $1.2 billion and discontinued real estate of $1.0 billion, $1.3 billion and $4.0 billion at June 30, 2012, March 31, 2012 and June 30, 2011 Commercial loans are accounted for under the fair value option and include U.S. commercial loans of $1.9 billion, $2.2 billion and $1.6 billion, non-U.S. commercial loans of $5.3 billion, $4.8 billion and $2.8 billion, and commercial real estate loans of $11 million at June 30, 2011.

(6)	Includes U.S. small business commercial loans, including card related products, of $12.8 billion, $13.0 billion and $13.9 billion at June 30, 2012, March 31, 2012 and June 30, 2011.

(7)
Includes U.S. commercial real estate loans of $35.0 billion, $36.3 billion and $41.7 billion, and non-U.S. commercial real estate loans of $1.5 billion, $1.7 billion and $2.3 billion at June 30, 2012, March 31, 2012 and June 30, 2011.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment
(Dollars in millions)
	Second Quarter 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$255,349	$—	$211	$—	$101	$37,718	$217,319
Home equity	119,657	—	105,503	—	1	13,936	217
Discontinued real estate	11,144	—	901	—	—	—	10,243
U.S. credit card	95,018	95,018	—	—	—	—	—
Non-U.S. credit card	13,641	—	—	—	—	—	13,641
Direct/Indirect consumer	84,198	6,777	85	37,834	29	33,858	5,615
Other consumer	2,565	584	—	7	—	8	1,966
Total consumer	581,572	102,379	106,700	37,841	131	85,520	249,001

Commercial
U.S. commercial	199,644	32,182	24	125,424	18,460	16,966	6,588
Commercial real estate	37,627	2,296	1	32,335	180	1,531	1,284
Commercial lease financing	21,446	—	—	23,123	—	4	(1,681)
Non-U.S. commercial	59,209	15	—	49,089	7,875	81	2,149
Total commercial	317,926	34,493	25	229,971	26,515	18,582	8,340
Total loans and leases	$899,498	$136,872	$106,725	$267,812	$26,646	$104,102	$257,341

	First Quarter 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$260,573	$—	$949	$—	$95	$37,201	$222,328
Home equity	122,933	—	108,335	—	—	14,372	226
Discontinued real estate	12,082	—	1,304	—	—	—	10,778
U.S. credit card	98,334	98,334	—	—	—	—	—
Non-U.S. credit card	14,151	—	—	—	—	—	14,151
Direct/Indirect consumer	88,321	7,648	89	42,040	5	32,652	5,887
Other consumer	2,617	527	—	6	—	10	2,074
Total consumer	599,011	106,509	110,677	42,046	100	84,235	255,444

Commercial
U.S. commercial	195,111	32,702	77	128,864	11,973	17,108	4,387
Commercial real estate	39,190	2,353	1	33,651	185	1,551	1,449
Commercial lease financing	21,679	—	—	23,387	—	4	(1,712)
Non-U.S. commercial	58,731	14	—	49,126	4,909	138	4,544
Total commercial	314,711	35,069	78	235,028	17,067	18,801	8,668
Total loans and leases	$913,722	$141,578	$110,755	$277,074	$17,167	$103,036	$264,112

	Second Quarter 2011
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$265,420	$—	$1,167	$—	$101	$36,367	$227,785
Home equity	131,786	—	115,250	—	—	15,248	1,288
Discontinued real estate	15,997	—	3,548	—	—	9	12,440
U.S. credit card	106,164	106,164	—	—	—	—	—
Non-U.S. credit card	27,259	—	—	—	—	—	27,259
Direct/Indirect consumer	89,403	10,565	94	41,048	559	30,231	6,906
Other consumer	2,745	1,691	—	24	—	9	1,021
Total consumer	638,774	118,420	120,059	41,072	660	81,864	276,699

Commercial
U.S. commercial	190,479	34,118	1,619	118,172	8,873	18,322	9,375
Commercial real estate	45,762	2,568	5	38,770	445	1,792	2,182
Commercial lease financing	21,284	—	—	23,041	1	34	(1,792)
Non-U.S. commercial	42,214	16	—	39,089	1,544	189	1,376
Total commercial	299,739	36,702	1,624	219,072	10,863	20,337	11,141
Total loans and leases	$938,513	$155,122	$121,683	$260,144	$11,523	$102,201	$287,840

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	June 30 2012	March 31 2012	June 30 2011	June 30 2012	March 31 2012	June 30 2011
Diversified financials	$60,797	$56,119	$51,889	$93,272	$87,171	$79,056
Real estate (4)	44,420	45,779	53,597	59,886	60,770	67,093
Government and public education	41,816	41,981	42,153	53,991	55,126	58,027
Capital goods	22,850	23,127	23,880	45,987	49,730	46,822
Healthcare equipment and services	30,171	30,636	28,757	45,385	47,590	45,608
Retailing	26,861	25,663	25,530	45,159	45,088	45,604
Banks	34,209	30,562	32,005	38,310	34,433	35,461
Materials	19,236	19,875	17,696	36,710	37,863	35,831
Consumer services	22,672	24,111	23,195	35,795	37,799	37,735
Energy	14,030	15,569	12,661	31,487	32,476	29,817
Food, beverage and tobacco	14,441	14,817	14,697	31,019	29,296	28,920
Commercial services and supplies	18,388	18,431	20,740	29,564	29,290	31,344
Utilities	8,675	7,938	6,407	23,444	24,229	24,697
Media	11,099	11,037	10,730	20,215	21,091	20,461
Transportation	12,784	12,625	11,778	19,505	19,503	18,129
Individuals and trusts	13,937	14,483	16,249	17,298	18,239	20,498
Insurance, including monolines	8,832	8,998	16,306	15,312	15,344	23,059
Pharmaceuticals and biotechnology	4,457	4,463	4,998	11,555	11,678	12,152
Technology hardware and equipment	4,643	4,680	4,557	10,694	10,954	11,005
Religious and social organizations	7,842	7,989	8,087	10,361	10,868	10,319
Software and services	4,464	4,517	3,480	10,134	10,676	8,995
Telecommunication services	3,792	3,936	3,890	9,756	9,977	10,096
Consumer durables and apparel	3,997	4,370	4,329	8,192	8,726	8,938
Automobiles and components	3,277	2,951	2,466	7,583	7,363	6,391
Food and staples retailing	3,191	3,226	3,123	6,470	6,470	6,521
Other	4,558	6,345	3,521	7,338	8,954	7,191
Total commercial credit exposure by industry	$445,439	$444,228	$446,721	$724,422	$730,704	$729,770
Net credit default protection purchased on total commitments (5)				$(18,697)	$(19,880)	$(19,861)

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by the amount of cash collateral applied of $59.3 billion, $60.6 billion and $58.8 billion at June 30, 2012, March 31, 2012 and June 30, 2011. Not reflected in utilized and committed exposure is additional derivative collateral held of $17.1 billion, $16.7 billion and $15.7 billion which consists primarily of other marketable securities at June 30, 2012, March 31, 2012 and June 30, 2011.

(2)
Total commercial utilized and total commercial committed exposure includes loans and letters of credit measured at fair value and are comprised of loans outstanding of $7.2 billion, $7.0 billion and $4.4 billion and issued letters of credit at notional value of $748 million, $1.0 billion and $1.2 billion at June 30, 2012, March 31, 2012 and June 30, 2011. In addition, total commercial committed exposure includes unfunded loan commitments at notional value of $21.1 billion, $23.0 billion and $26.8 billion at June 30, 2012, March 31, 2012 and June 30, 2011.

(3)	Includes U.S. small business commercial exposure.

(4)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based upon the borrowers’ or counterparties’ primary business activity using operating cash flows and primary source of repayment as key factors.

(5)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries
Net Credit Default Protection by Maturity Profile (1)
	June 30 2012	March 31 2012
Less than or equal to one year	14%	16%
Greater than one year and less than or equal to five years	80	78
Greater than five years	6	6
Total net credit default protection	100%	100%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown above.

Net Credit Default Protection by Credit Exposure Debt Rating (1)
(Dollars in millions)
	June 30, 2012		March 31, 2012
Ratings (2, 3)	Net Notional	Percent	Net Notional	Percent
AAA	$(209)	1.1%	$(201)	1.0%
AA	(707)	3.8	(583)	2.9
A	(8,051)	43.1	(8,667)	43.6
BBB	(6,972)	37.3	(7,387)	37.2
BB	(1,106)	5.9	(965)	4.9
B	(1,211)	6.5	(1,386)	7.0
CCC and below	(494)	2.6	(543)	2.7
NR (4)	53	(0.3)	(148)	0.7
Total net credit default protection	$(18,697)	100.0%	$(19,880)	100.0%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.

(2)	Ratings are refreshed on a quarterly basis.

(3)	Ratings of BBB- or higher are considered to meet the definition of investment-grade.

(4)
In addition to names which have not been rated, “NR” includes $0 and $9 million in net credit default swap index positions at June 30, 2012 and March 31, 2012. While index positions are principally investment grade, credit default swaps indices include names in and across each of the ratings categories.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries
Selected Emerging Markets (1)
(Dollars in millions)	Loans and Leases, and Loan Commitments	Other Financing (2)	Net Counterparty Exposure (3)	Securities / Other Investments (4)	Total Cross-border Exposure (5)	Local Country Exposure Net of Local Liabilities (6)	Total Selected Emerging Market Exposure at June 30, 2012	Increase (Decrease) from March 31, 2012
Region/Country
Asia Pacific
India	$4,615	$1,156	$651	$2,756	$9,178	$328	$9,506	$429
China (7)	4,213	206	913	2,063	7,395	314	7,709	538
South Korea	1,182	1,028	437	2,824	5,471	1,800	7,271	(564)
Hong Kong	533	545	346	857	2,281	1,806	4,087	325
Singapore	597	134	463	1,598	2,792	—	2,792	(77)
Taiwan	523	21	142	940	1,626	780	2,406	53
Thailand	81	10	48	858	997	—	997	(194)
Other Asia Pacific (8)	764	42	175	700	1,681	—	1,681	(44)
Total Asia Pacific	$12,508	$3,142	$3,175	$12,596	$31,421	$5,028	$36,449	$466
Latin America
Brazil	$2,073	$138	$380	$2,496	$5,087	$2,363	$7,450	$172
Mexico	2,063	383	332	723	3,501	—	3,501	240
Chile	1,078	54	258	16	1,406	22	1,428	89
Other Latin America (8)	575	411	31	301	1,318	156	1,474	(52)
Total Latin America	$5,789	$986	$1,001	$3,536	$11,312	$2,541	$13,853	$449
Middle East and Africa
United Arab Emirates	$2,195	$46	$170	$66	$2,477	$—	$2,477	$525
South Africa	505	48	158	9	720	—	720	85
Saudi Arabia	167	72	445	4	688	22	710	(14)
Other Middle East and Africa (8)	677	109	104	206	1,096	8	1,104	(144)
Total Middle East and Africa	$3,544	$275	$877	$285	$4,981	$30	$5,011	$452
Central and Eastern Europe
Russian Federation	$1,999	$326	$30	$160	$2,515	$11	$2,526	$(13)
Turkey	1,190	553	34	449	2,226	89	2,315	649
Other Central and Eastern Europe (8)	103	229	163	404	899	—	899	215
Total Central and Eastern Europe	$3,292	$1,108	$227	$1,013	$5,640	$100	$5,740	$851
Total emerging market exposure	$25,133	$5,511	$5,280	$17,430	$53,354	$7,699	$61,053	$2,218

(1)
There is no generally accepted definition of emerging markets. The definition that we use includes all countries in Asia Pacific excluding Japan, Australia and New Zealand; all countries in Latin America excluding Cayman Islands and Bermuda; all countries in Middle East and Africa; and all countries in Central and Eastern Europe. At June 30, 2012 and March 31, 2012, there was $2.9 billion and $2.6 billion in emerging market exposure accounted for under the fair value option.

(2)	Includes acceptances, due froms, standby letters of credit, commercial letters of credit and formal guarantees.

(3)
Net counterparty exposure includes the fair value of derivatives and secured financing transactions. Derivatives have been reduced by $1.4 billion in collateral, predominantly in cash, pledged under legally enforceable netting agreements. Secured financing transactions have been reduced by eligible cash or securities pledged. The notional amount of repurchase transactions was $5.0 billion at June 30, 2012.

(4)	Securities exposures are reduced by hedges and short positions on a single-name basis to but not below zero.

(5)
Cross-border exposure includes amounts payable to the Corporation by borrowers or counterparties with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting requirements.

(6)
Local country exposure includes amounts payable to the Corporation by borrowers with a country of residence in which the credit is booked regardless of the currency in which the claim is denominated. Local funding or liabilities are subtracted from local exposures consistent with FFIEC reporting requirements. Total amount of available local liabilities funding local country exposure was $17.3 billion and $16.8 billion at June 30, 2012 and March 31, 2012. Local liabilities at June 30, 2012 in Asia Pacific, Latin America, and Middle East and Africa were $15.0 billion, $1.9 billion and $318 million, respectively, of which $6.3 billion was in Singapore, $2.6 billion in China, $1.6 billion in Hong Kong, $1.4 billion in both India and Mexico, $854 million in Korea, $653 million in Thailand, $593 million in Malaysia, $586 million in Taiwan and $545 million in Brazil. There were no other countries with available local liabilities funding local country exposure greater than $500 million.

(7)	Securities/other investments includes investment of $716 million in China Construction Bank.

(8)	No country included in the Other Asia Pacific, Other Latin America, Other Middle East and Africa, and Other Central and Eastern Europe had total non-U.S. exposure of more than $500 million.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation and Subsidiaries
Selected European Countries
(Dollars in millions)	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure (2)	Securities/ Other Investments (3)	Country Exposure at June 30, 2012	Hedges and Credit Default Protection (4)	Net Country Exposure at June 30, 2012 (5)	Increase (Decrease) from March 31, 2012
Greece
Sovereign	$—	$—	$—	$6	$6	$—	$6	$7
Financial Institutions	—	—	10	12	22	(4)	18	3
Corporates	311	106	21	30	468	(1)	467	5
Total Greece	$311	$106	$31	$48	$496	$(5)	$491	$15
Ireland
Sovereign	$17	$—	$17	$8	$42	$—	$42	$(3)
Financial Institutions	121	328	157	395	1,001	(14)	987	128
Corporates	1,054	291	74	31	1,450	(19)	1,431	242
Total Ireland	$1,192	$619	$248	$434	$2,493	$(33)	$2,460	$367
Italy
Sovereign	$—	$—	$1,656	$526	$2,182	$(1,701)	$481	$(634)
Financial Institutions	1,826	211	111	201	2,349	(559)	1,790	392
Corporates	1,844	1,512	173	175	3,704	(1,221)	2,483	(12)
Total Italy	$3,670	$1,723	$1,940	$902	$8,235	$(3,481)	$4,754	$(254)
Portugal
Sovereign	$—	$—	$44	$—	$44	$(65)	$(21)	$(19)
Financial Institutions	15	—	13	60	88	(13)	75	118
Corporates	148	71	15	46	280	(172)	108	(13)
Total Portugal	$163	$71	$72	$106	$412	$(250)	$162	$86
Spain
Sovereign	$36	$6	$28	$1	$71	$(327)	$(256)	$(114)
Financial Institutions	49	13	138	148	348	(73)	275	(324)
Corporates	1,609	632	153	63	2,457	(746)	1,711	69
Total Spain	$1,694	$651	$319	$212	$2,876	$(1,146)	$1,730	$(369)
Total
Sovereign	$53	$6	$1,745	$541	$2,345	$(2,093)	$252	$(763)
Financial Institutions	2,011	552	429	816	3,808	(663)	3,145	317
Corporates	4,966	2,612	436	345	8,359	(2,159)	6,200	291
Total selected European exposure	$7,030	$3,170	$2,610	$1,702	$14,512	$(4,915)	$9,597	$(155)

(1)
Includes loans, leases, overdrafts, acceptances, due froms, standby letters of credit, commercial letters of credit and formal guarantees, which have not been reduced by collateral, hedges or credit default protection. Funded loans are reported prior to any impairment provision.

(2)
Net counterparty exposure includes the fair value of derivatives and secured financing transactions. Derivatives have been reduced by $3.7 billion in collateral, predominantly in cash, pledged under legally enforceable netting agreements. Secured financing transactions have been reduced by eligible cash or securities pledged. The notional amount of the repurchase transactions was $732 million at June 30, 2012. Counterparty exposure has not been reduced by hedges or credit default protection.

(3)	Securities exposures are reduced by hedges and short positions on a single-name basis to but not below zero.

(4)
Represents unapplied net credit default protection purchased, including $(2.8) billion in net credit default protection purchased to hedge loans and securities, $(2.1) billion in additional credit default protection to hedge derivative assets and $(49) million in other short positions. Based on the credit default protection notional amount assuming zero recovery adjusted for any fair value receivable or payable.

(5)	Represents country exposure less the fair value of hedges and credit default protection.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	June 30 2012	March 31 2012	December 31 2011	September 30 2011	June 30 2011
Residential mortgage	$14,621	$15,049	$15,970	$16,430	$16,726
Home equity (1)	4,207	4,360	2,453	2,333	2,345
Discontinued real estate	257	269	290	308	324
Direct/Indirect consumer	35	41	40	52	58
Other consumer	1	5	15	24	25
Total consumer	19,121	19,724	18,768	19,147	19,478
U.S. commercial	1,841	2,048	2,174	2,518	2,767
Commercial real estate	2,498	3,404	3,880	4,474	5,051
Commercial lease financing	39	38	26	23	23
Non-U.S. commercial	194	140	143	145	108
	4,572	5,630	6,223	7,160	7,949
U.S. small business commercial	143	121	114	139	156
Total commercial	4,715	5,751	6,337	7,299	8,105
Total nonperforming loans and leases	23,836	25,475	25,105	26,446	27,583
Foreclosed properties	1,541	2,315	2,603	2,613	2,475
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$25,377	$27,790	$27,708	$29,059	$30,058

Fully-insured home loans past due 90 days or more and still accruing	$22,287	$21,176	$21,164	$20,299	$20,047
Consumer credit card past due 90 days or more and still accruing	1,847	2,160	2,412	2,544	3,020
Other loans past due 90 days or more and still accruing	865	984	1,060	1,163	1,223
Total loans past due 90 days or more and still accruing (3, 5, 6)	$24,999	$24,320	$24,636	$24,006	$24,290

Nonperforming loans, leases and foreclosed properties/Total assets (7)	1.18%	1.28%	1.31%	1.32%	1.33%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	2.87	3.10	3.01	3.15	3.22
Nonperforming loans and leases/Total loans and leases (7)	2.70	2.85	2.74	2.87	2.96

Commercial utilized reservable criticized exposure (8)	$20,442	$24,457	$27,247	$30,901	$35,110
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (8)	5.64%	6.77%	7.41%	8.51%	9.73%
Total commercial utilized criticized exposure/Commercial utilized exposure (8)	5.92	6.86	7.47	8.35	10.80

(1)
During the first quarter of 2012, the bank regulatory agencies jointly issued interagency supervisory guidance on nonaccrual status for junior-lien consumer real estate loans. In accordance with this regulatory interagency guidance, we classify junior-lien home equity loans as nonperforming when the first-lien loan becomes 90 days past due even if the junior-lien loan is performing. As a result of this change, we reclassified $1.9 billion of performing home equity loans to nonperforming at March 31, 2012. Prior period amounts have not been restated.

(2)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(3)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4) Balances do not include the following:	June 30 2012	March 31 2012	December 31 2011	September 30 2011	June 30 2011
Nonperforming loans held-for-sale	$1,363	$1,491	$1,730	$1,750	$2,059
Nonperforming loans accounted for under the fair value option	453	798	786	2,032	2,389
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	461	459	477	474	465

(5)
Balances do not include loans held-for-sale past due 90 days or more and still accruing of $31 million, $49 million, $41 million, $67 million and $19 million at June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively. At June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, there were no loans accounted for under the fair value option past due 90 days or more and still accruing interest.

(6)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(7)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $8.4 billion, $9.2 billion, $8.8 billion, $11.2 billion and $9.6 billion at June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively.

(8)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011
Nonperforming Consumer Loans:
Balance, beginning of period	$19,724	$18,768	$19,147	$19,478	$20,456
Additions to nonperforming loans:
New nonperforming loans	3,259	3,308	3,757	4,036	3,803
Impact of regulatory interagency guidance (2)	—	1,853	—	—	—
Reductions in nonperforming loans:
Paydowns	(858)	(1,153)	(803)	(944)	(792)
Returns to performing status (3)	(1,271)	(913)	(1,018)	(1,072)	(1,311)
Charge-offs (4)	(1,541)	(1,737)	(1,833)	(1,972)	(2,270)
Transfers to foreclosed properties	(192)	(402)	(482)	(379)	(408)
Total net additions/(reductions) to nonperforming loans	(603)	956	(379)	(331)	(978)
Total nonperforming consumer loans, end of period	19,121	19,724	18,768	19,147	19,478
Foreclosed properties	1,108	1,805	1,991	1,892	1,797
Total nonperforming consumer loans and foreclosed properties, end of period	$20,229	$21,529	$20,759	$21,039	$21,275

Nonperforming Commercial Loans and Leases (5):
Balance, beginning of period	$5,751	$6,337	$7,299	$8,105	$9,131
Additions to nonperforming loans and leases:
New nonperforming loans and leases	788	599	1,084	1,231	1,042
Advances	14	24	20	18	52
Reductions in nonperforming loans and leases:
Paydowns	(806)	(573)	(949)	(721)	(1,023)
Sales	(392)	(137)	(211)	(554)	(141)
Return to performing status (6)	(152)	(145)	(358)	(143)	(362)
Charge-offs (7)	(379)	(291)	(386)	(412)	(290)
Transfers to foreclosed properties	(109)	(63)	(128)	(205)	(241)
Transfers to loans held-for-sale	—	—	(34)	(20)	(63)
Total net reductions in nonperforming loans and leases	(1,036)	(586)	(962)	(806)	(1,026)
Total nonperforming commercial loans and leases, end of period	4,715	5,751	6,337	7,299	8,105
Foreclosed properties	433	510	612	721	678
Total nonperforming commercial loans, leases and foreclosed properties, end of period	$5,148	$6,261	$6,949	$8,020	$8,783

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 42.

(2)
During the first quarter of 2012, the bank regulatory agencies jointly issued interagency supervisory guidance on nonaccrual status for junior-lien consumer real estate loans. In accordance with this regulatory interagency guidance, beginning in the first quarter of 2012, we classify junior-lien home equity loans as nonperforming when the first-lien loan becomes 90 days past due even if the junior-lien loan is performing. As a result of this change, we reclassified $1.9 billion of performing home equity loans to nonperforming at March 31, 2012. Prior period amounts have not been restated.

(3)
Consumer loans may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructure and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.

(4)
Our policy is not to classify consumer credit card and consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and accordingly are excluded from this table.

(5)	Includes U.S. small business commercial activity.

(6)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

(7)	Small business card loans are not classified as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and accordingly are excluded from this table.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Second Quarter 2012		First Quarter 2012		Fourth Quarter 2011		Third Quarter 2011		Second Quarter 2011
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$734	1.16%	$898	1.39%	$834	1.25%	$989	1.47%	$1,104	1.67%
Home equity	892	3.00	957	3.13	939	2.95	1,092	3.35	1,263	3.84
Discontinued real estate	16	0.65	16	0.59	22	0.76	24	0.80	26	0.84
U.S. credit card	1,244	5.27	1,331	5.44	1,432	5.55	1,639	6.28	1,931	7.29
Non-U.S. credit card	135	3.97	203	5.78	(36)	(0.89)	374	5.83	429	6.31
Direct/Indirect consumer	181	0.86	226	1.03	284	1.24	301	1.32	366	1.64
Other consumer	49	7.71	56	8.59	63	9.04	56	7.81	43	6.44
Total consumer	3,251	2.25	3,687	2.48	3,538	2.28	4,475	2.82	5,162	3.27
U.S. Commercial (2)	94	0.20	66	0.15	78	0.17	78	0.18	60	0.14
Commercial real estate	77	0.83	132	1.36	200	1.95	296	2.73	163	1.43
Commercial lease financing	14	0.25	(9)	(0.16)	32	0.59	(1)	(0.01)	(8)	(0.15)
Non-U.S. commercial	7	0.06	(5)	(0.04)	18	0.15	18	0.15	13	0.13
	192	0.26	184	0.25	328	0.44	391	0.54	228	0.32
U.S. small business commercial	183	5.74	185	5.63	188	5.55	220	6.36	275	7.78
Total commercial	375	0.49	369	0.48	516	0.66	611	0.81	503	0.68
Total net charge-offs	$3,626	1.64	$4,056	1.80	$4,054	1.74	$5,086	2.17	$5,665	2.44

By Business Segment
Consumer & Business Banking	$1,669	4.91%	$1,766	5.02%	$1,925	5.19%	$2,179	5.71%	$2,598	6.72%
Consumer Real Estate Services	845	3.21	915	3.39	894	3.14	1,036	3.58	1,213	4.16
Global Banking	159	0.24	171	0.25	304	0.45	374	0.56	184	0.29
Global Markets	—	—	7	0.17	10	0.26	—	—	—	—
Global Wealth & Investment Management	89	0.34	93	0.36	113	0.44	135	0.52	129	0.50
All Other	864	1.35	1,104	1.68	808	1.17	1,362	1.89	1,541	2.15
Total net charge-offs	$3,626	1.64	$4,056	1.80	$4,054	1.74	$5,086	2.17	$5,665	2.44

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.

(2)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

Net Charge-offs (Reserve Reduction)

$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$(2,410)
2.44%
$5,665
$(1,679)
2.17%
$5,086
$(1,120)
1.74%
$4,054
$(1,638)
1.80%
$4,056
$(1,853)
1.64%
$3,626
2Q11
3Q11
4Q11
1Q12
2Q12
Total Net Charge-offs
Reserve Reduction
Net Charge-off Ratios

This information is preliminary and based on company data available at the time of the presentation.	44

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Six Months Ended June 30
	2012		2011
Net Charge-offs	Amount	Percent	Amount	Percent
Residential mortgage	$1,632	1.28%	$2,009	1.54%
Home equity	1,849	3.06	2,442	3.68
Discontinued real estate	32	0.62	46	0.73
U.S. credit card	2,575	5.36	4,205	7.85
Non-U.S. credit card	338	4.89	831	6.11
Direct/Indirect consumer	407	0.95	891	2.00
Other consumer	105	8.15	83	6.19
Total consumer	6,938	2.37	10,507	3.32
U.S. Commercial (2)	160	0.18	39	0.05
Commercial real estate	209	1.10	451	1.93
Commercial lease financing	5	0.04	(7)	(0.06)
Non-U.S. commercial	2	0.01	116	0.64
	376	0.26	599	0.43
U.S. small business commercial	368	5.68	587	8.24
Total commercial	744	0.48	1,186	0.81
Total net charge-offs	$7,682	1.72	$11,693	2.53

By Business Segment
Consumer & Business Banking	$3,435	4.96%	$5,664	7.23%
Consumer Real Estate Services	1,760	3.30	2,327	3.95
Global Banking	330	0.25	580	0.46
Global Markets	7	0.07	(1)	(0.02)
Global Wealth & Investment Management	182	0.35	217	0.43
All Other	1,968	1.52	2,906	2.04
Total net charge-offs	$7,682	1.72	$11,693	2.53

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.

(2)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	45

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	June 30, 2012			March 31, 2012			June 30, 2011
Allowance for loan and lease losses	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)
Residential mortgage	$5,899	19.48%	2.33%	$6,141	19.06%	2.39%	$5,845	15.66%	2.19%
Home equity	11,994	39.60	10.16	12,701	39.43	10.48	13,111	35.14	10.03
Discontinued real estate	2,071	6.84	20.59	2,131	6.62	20.39	1,997	5.35	16.64
U.S. credit card	5,228	17.26	5.54	5,680	17.63	5.89	7,540	20.21	7.20
Non-U.S. credit card	777	2.57	5.79	828	2.57	5.95	1,771	4.75	6.80
Direct/Indirect consumer	875	2.89	1.05	1,001	3.11	1.16	1,475	3.95	1.63
Other consumer	144	0.47	5.59	155	0.48	5.96	145	0.39	5.25
Total consumer	26,988	89.11	4.70	28,637	88.90	4.88	31,884	85.45	5.04
U.S. commercial (2)	2,016	6.66	1.02	2,098	6.51	1.08	2,792	7.48	1.46
Commercial real estate	967	3.19	2.65	1,166	3.62	3.06	2,314	6.20	5.26
Commercial lease financing	80	0.26	0.37	79	0.25	0.37	99	0.27	0.46
Non-U.S. commercial	237	0.78	0.44	231	0.72	0.44	223	0.60	0.52
Total commercial (3)	3,300	10.89	1.07	3,574	11.10	1.17	5,428	14.55	1.82
Allowance for loan and lease losses	30,288	100.00%	3.43	32,211	100.00%	3.61	37,312	100.00%	4.00
Reserve for unfunded lending commitments	574			651			897
Allowance for credit losses	$30,862			$32,862			$38,209

Asset Quality Indicators

Allowance for loan and lease losses/Total loans and leases (5)		3.43%			3.61%			4.00%
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total loans and leases (excluding purchased credit-impaired loans) (4, 5)		2.50			2.70			3.24
Allowance for loan and lease losses/Total nonperforming loans and leases (6)		127			126			135
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases (4)		90			91			105
Allowance for loan and lease losses/Annualized net charge-offs		2.08			1.97			1.64
Allowance for loan and lease losses (excluding purchased credit-impaired loans)/Annualized net charge-offs (4)		1.46			1.43			1.28

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option includes residential mortgage loans of $172 million, $881 million and $1.2 billion, and discontinued real estate loans of $1.0 billion, $1.3 billion and $4.0 billion at June 30, 2012, March 31, 2012 and June 30, 2011, respectively. Commercial loans accounted for under the fair value option includes U.S. commercial loans of $1.9 billion, $2.2 billion and $1.6 billion, non-U.S. commercial loans of $5.3 billion, $4.8 billion and $2.8 billion, and commercial real estate loans of $0, $0 and $11 million at June 30, 2012, March 31, 2012 and June 30, 2011, respectively.

(2)	Includes allowance for U.S. small business commercial loans of $812 million, $811 million and $1.0 billion at June 30, 2012, March 31, 2012 and June 30, 2011, respectively.

(3)	Includes allowance for loan and lease losses for impaired commercial loans of $419 million, $465 million and $778 million at June 30, 2012, March 31, 2012 and June 30, 2011, respectively.

(4)	Excludes valuation allowance on Countrywide purchased credit-impaired loans of $9.0 billion, $8.9 billion and $8.4 billion at June 30, 2012, March 31, 2012 and June 30, 2011, respectively.

(5)	Total loans and leases do not include loans accounted for under the fair value option of $8.4 billion, $9.2 billion and $9.6 billion at June 30, 2012, March 31, 2012 and June 30, 2011, respectively.

(6)
Allowance for loan and lease losses includes $16.3 billion, $17.0 billion and $19.9 billion allocated to products (primarily the Card Services portfolios within Consumer & Business Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at June 30, 2012, March 31, 2012 and June 30, 2011, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 59 percent, 60 percent and 63 percent at June 30, 2012, March 31, 2012 and June 30, 2011, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	46

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. The Corporation believes managing the business with net interest income on a fully taxable-equivalent basis provides a more accurate picture of the interest margin for comparative purposes. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation views related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. This measure ensures comparability of net interest income arising from taxable and tax-exempt sources. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield evaluates the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Return on average tangible common shareholders’ equity measures the Corporation’s earnings contribution as a percentage of average common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s earnings contribution as a percentage of average shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible common equity ratio represents ending common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible equity ratio represents total ending shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents ending common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity (i.e., capital). In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.
In addition, the Corporation evaluates its business segment results based on return on average economic capital, a non-GAAP financial measure. Return on average economic capital for the segments is calculated as net income adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents average allocated equity less goodwill and a percentage of intangible assets. It also believes the use of this non-GAAP financial measure provides additional clarity in assessing the segments.

In certain presentations, earnings and diluted earnings per common share, the efficiency ratio, return on average assets, return on common shareholders’ equity, return on average tangible common shareholders’ equity and return on average tangible shareholders’ equity are calculated excluding the impact of goodwill impairment charges of $581 million and $2.6 billion recorded in the fourth and second quarters of 2011. Accordingly, these are non-GAAP financial measures.

See the tables below and on pages 48-50 for reconciliations of these non-GAAP financial measures with financial measures defined by GAAP for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011 and the six months ended June 30, 2012 and 2011. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate supplemental financial data differently.

	Six Months Ended June 30		Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011
	2012	2011

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis

Net interest income	$20,394	$23,425	$9,548	$10,846	$10,701	$10,490	$11,246
Fully taxable-equivalent adjustment	441	465	234	207	258	249	247
Net interest income on a fully taxable-equivalent basis	$20,835	$23,890	$9,782	$11,053	$10,959	$10,739	$11,493

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis

Total revenue, net of interest expense	$44,246	$40,113	$21,968	$22,278	$24,888	$28,453	$13,236
Fully taxable-equivalent adjustment	441	465	234	207	258	249	247
Total revenue, net of interest expense on a fully taxable-equivalent basis	$44,687	$40,578	$22,202	$22,485	$25,146	$28,702	$13,483

Reconciliation of total noninterest expense to total noninterest expense, excluding goodwill impairment charges

Total noninterest expense	$36,189	$43,139	$17,048	$19,141	$19,522	$17,613	$22,856
Goodwill impairment charges	—	(2,603)	—	—	(581)	—	(2,603)
Total noninterest expense, excluding goodwill impairment charges	$36,189	$40,536	$17,048	$19,141	$18,941	$17,613	$20,253

Reconciliation of income tax expense (benefit) to income tax expense (benefit) on a fully taxable-equivalent basis

Income tax expense (benefit)	$750	$(3,318)	$684	$66	$441	$1,201	$(4,049)
Fully taxable-equivalent adjustment	441	465	234	207	258	249	247
Income tax expense (benefit) on a fully taxable-equivalent basis	$1,191	$(2,853)	$918	$273	$699	$1,450	$(3,802)

Reconciliation of net income (loss) to net income (loss), excluding goodwill impairment charges

Net income (loss)	$3,116	$(6,777)	$2,463	$653	$1,991	$6,232	$(8,826)
Goodwill impairment charges	—	2,603	—	—	581	—	2,603
Net income (loss), excluding goodwill impairment charges	$3,116	$(4,174)	$2,463	$653	$2,572	$6,232	$(6,223)

Reconciliation of net income (loss) applicable to common shareholders to net income (loss) applicable to common shareholders, excluding goodwill impairment charges

Net income (loss) applicable to common shareholders	$2,426	$(7,388)	$2,098	$328	$1,584	$5,889	$(9,127)
Goodwill impairment charges	—	2,603	—	—	581	—	2,603
Net income (loss) applicable to common shareholders, excluding goodwill impairment charges	$2,426	$(4,785)	$2,098	$328	$2,165	$5,889	$(6,524)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	47

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011
	2012	2011

Reconciliation of average common shareholders’ equity to average tangible common shareholders’ equity

Common shareholders’ equity	$215,466	$216,367	$216,782	$214,150	$209,324	$204,928	$218,505
Goodwill	(69,971)	(73,834)	(69,976)	(69,967)	(70,647)	(71,070)	(73,748)
Intangible assets (excluding mortgage servicing rights)	(7,701)	(9,580)	(7,533)	(7,869)	(8,566)	(9,005)	(9,394)
Related deferred tax liabilities	2,663	2,983	2,626	2,700	2,775	2,852	2,932
Tangible common shareholders’ equity	$140,457	$135,936	$141,899	$139,014	$132,886	$127,705	$138,295

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity

Shareholders’ equity	$234,062	$232,930	$235,558	$232,566	$228,235	$222,410	$235,067
Goodwill	(69,971)	(73,834)	(69,976)	(69,967)	(70,647)	(71,070)	(73,748)
Intangible assets (excluding mortgage servicing rights)	(7,701)	(9,580)	(7,533)	(7,869)	(8,566)	(9,005)	(9,394)
Related deferred tax liabilities	2,663	2,983	2,626	2,700	2,775	2,852	2,932
Tangible shareholders’ equity	$159,053	$152,499	$160,675	$157,430	$151,797	$145,187	$154,857

Reconciliation of period-end common shareholders’ equity to period-end tangible common shareholders’ equity

Common shareholders’ equity	$217,213	$205,614	$217,213	$213,711	$211,704	$210,772	$205,614
Goodwill	(69,976)	(71,074)	(69,976)	(69,976)	(69,967)	(70,832)	(71,074)
Intangible assets (excluding mortgage servicing rights)	(7,335)	(9,176)	(7,335)	(7,696)	(8,021)	(8,764)	(9,176)
Related deferred tax liabilities	2,559	2,853	2,559	2,628	2,702	2,777	2,853
Tangible common shareholders’ equity	$142,461	$128,217	$142,461	$138,667	$136,418	$133,953	$128,217

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity

Shareholders’ equity	$235,975	$222,176	$235,975	$232,499	$230,101	$230,252	$222,176
Goodwill	(69,976)	(71,074)	(69,976)	(69,976)	(69,967)	(70,832)	(71,074)
Intangible assets (excluding mortgage servicing rights)	(7,335)	(9,176)	(7,335)	(7,696)	(8,021)	(8,764)	(9,176)
Related deferred tax liabilities	2,559	2,853	2,559	2,628	2,702	2,777	2,853
Tangible shareholders’ equity	$161,223	$144,779	$161,223	$157,455	$154,815	$153,433	$144,779

Reconciliation of period-end assets to period-end tangible assets

Assets	$2,160,854	$2,261,319	$2,160,854	$2,181,449	$2,129,046	$2,219,628	$2,261,319
Goodwill	(69,976)	(71,074)	(69,976)	(69,976)	(69,967)	(70,832)	(71,074)
Intangible assets (excluding mortgage servicing rights)	(7,335)	(9,176)	(7,335)	(7,696)	(8,021)	(8,764)	(9,176)
Related deferred tax liabilities	2,559	2,853	2,559	2,628	2,702	2,777	2,853
Tangible assets	$2,086,102	$2,183,922	$2,086,102	$2,106,405	$2,053,760	$2,142,809	$2,183,922

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	48

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011
	2012	2011
Reconciliation of return on average economic capital

Consumer & Business Banking

Reported net income	$2,611	$4,544	$1,156	$1,455	$1,244	$1,666	$2,502
Adjustment related to intangibles (1)	7	9	4	3	5	6	2
Adjusted net income	$2,618	$4,553	$1,160	$1,458	$1,249	$1,672	$2,504

Average allocated equity	$53,199	$53,126	$53,452	$52,947	$53,004	$52,381	$52,559
Adjustment related to goodwill and a percentage of intangibles	(30,503)	(30,676)	(30,485)	(30,522)	(30,587)	(30,600)	(30,656)
Average economic capital	$22,696	$22,450	$22,967	$22,425	$22,417	$21,781	$21,903

Consumer Real Estate Services

Reported net loss	$(1,913)	$(16,906)	$(768)	$(1,145)	$(1,444)	$(1,124)	$(14,506)
Adjustment related to intangibles (1)	—	—	—	—	—	—	—
Goodwill impairment charge	—	2,603	—	—	—	—	2,603
Adjusted net loss	$(1,913)	$(14,303)	$(768)	$(1,145)	$(1,444)	$(1,124)	$(11,903)

Average allocated equity	$14,454	$17,933	$14,116	$14,791	$14,757	$14,240	$17,139
Adjustment related to goodwill and a percentage of intangibles (excluding mortgage servicing rights)	—	(2,722)	—	—	—	—	(2,702)
Average economic capital	$14,454	$15,211	$14,116	$14,791	$14,757	$14,240	$14,437

Global Banking

Reported net income	$2,996	$3,504	$1,406	$1,590	$1,337	$1,205	$1,921
Adjustment related to intangibles (1)	2	3	1	1	1	2	1
Adjusted net income	$2,998	$3,507	$1,407	$1,591	$1,338	$1,207	$1,922

Average allocated equity	$45,838	$47,891	$45,958	$45,719	$46,087	$47,682	$47,060
Adjustment related to goodwill and a percentage of intangibles	(24,858)	(24,430)	(24,856)	(24,861)	(24,899)	(24,724)	(24,428)
Average economic capital	$20,980	$23,461	$21,102	$20,858	$21,188	$22,958	$22,632

Global Markets

Reported net income (loss)	$1,260	$2,306	$462	$798	$(768)	$(552)	$911
Adjustment related to intangibles (1)	5	6	3	2	3	3	3
Adjusted net income (loss)	$1,265	$2,312	$465	$800	$(765)	$(549)	$914

Average allocated equity	$17,725	$24,667	$17,132	$18,317	$19,805	$21,609	$22,990
Adjustment related to goodwill and a percentage of intangibles	(4,629)	(4,598)	(4,608)	(4,648)	(4,651)	(4,655)	(4,646)
Average economic capital	$13,096	$20,069	$12,524	$13,669	$15,154	$16,954	$18,344

Global Wealth & Investment Management

Reported net income	$1,090	$1,055	$543	$547	$260	$358	$513
Adjustment related to intangibles (1)	12	16	6	6	7	7	7
Adjusted net income	$1,102	$1,071	$549	$553	$267	$365	$520

Average allocated equity	$17,601	$17,745	$17,974	$17,228	$17,845	$17,826	$17,560
Adjustment related to goodwill and a percentage of intangibles	(10,631)	(10,717)	(10,621)	(10,641)	(10,663)	(10,691)	(10,706)
Average economic capital	$6,970	$7,028	$7,353	$6,587	$7,182	$7,135	$6,854

For footnote see page 50.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	49

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2012	First Quarter 2012	Second Quarter 2011
	2012	2011
Consumer & Business Banking

Deposits

Reported net income	$500	$795	$190	$310	$433
Adjustment related to intangibles (1)	1	1	1	—	—
Adjusted net income	$501	$796	$191	$310	$433

Average allocated equity	$23,588	$23,627	$23,982	$23,194	$23,612
Adjustment related to goodwill and a percentage of intangibles	(17,929)	(17,955)	(17,926)	(17,932)	(17,951)
Average economic capital	$5,659	$5,672	$6,056	$5,262	$5,661

Card Services

Reported net income	$1,967	$3,516	$929	$1,038	$1,944
Adjustment related to intangibles (1)	6	8	3	3	2
Adjusted net income	$1,973	$3,524	$932	$1,041	$1,946

Average allocated equity	$20,598	$21,580	$20,525	$20,671	$21,016
Adjustment related to goodwill and a percentage of intangibles	(10,476)	(10,624)	(10,460)	(10,492)	(10,607)
Average economic capital	$10,122	$10,956	$10,065	$10,179	$10,409

Business Banking

Reported net income	$144	$233	$37	$107	$125
Adjustment related to intangibles (1)	—	—	—	—	—
Adjusted net income	$144	$233	$37	$107	$125

Average allocated equity	$9,013	$7,919	$8,945	$9,082	$7,931
Adjustment related to goodwill and a percentage of intangibles	(2,098)	(2,097)	(2,099)	(2,098)	(2,098)
Average economic capital	$6,915	$5,822	$6,846	$6,984	$5,833

(1)	Represents cost of funds, earnings credits and certain expenses related to intangibles.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	50